UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form
N-CSR
relates solely to the Registrant’s: PGIM Jennison
Small-Cap
Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund and PGIM Quant Solutions
Mid-Cap
Index Fund).

Address of principal executive offices:	655 Broad Street, 6 th Floor

Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French

655 Broad Street, 6 th Floor

Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2026

Date of reporting period:	7/31/2026

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM Jennison Small-Cap Core Equity Fund
Class R6:
PQJCX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class R6 shares of PGIM Jennison Small-Cap Core Equity Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Small-Cap Core Equity Fund—Class R6	$108	0.95%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Over the past year, small-cap equities, as represented by the Russell 2000 Index (the “Index”), generated strong returns, significantly outperforming the broader market, as represented by the S&P 500 Index. Despite sticky inflation, changing expectations for U.S. Federal
Reserve policy, and geopolitical uncertainty, the small-cap advance was driven by a broadening of market leadership beyond mega-cap technology stocks.
■
Positive contributors to returns relative to the Index were concentrated in high-growth, specialized businesses, particularly in semiconductors, health care providers/biotech, aerospace & defense, and metals & mining.
■
Detractors were broader and selection-driven, led by software, restaurants/leisure, industrial services, energy, and communication services.
MF242E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	28.29%	4.72%	11.06% (11/15/2016)
S&P 500 Index*	19.56%	12.86%	15.41%
Russell 2000 Index	34.18%	7.11%	10.05%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 11,697,083
Number of fund holdings	136
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	75%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?

Industry Classification	% of Net Assets
Affiliated Mutual Fund - Short-Term Investment (6.8% represents investments purchased with collateral from securities on loan)	11.0%
Banks	10.5%
Biotechnology	8.4%
Semiconductors & Semiconductor Equipment	5.4%
Software	5.1%
Health Care Providers & Services	4.4%
Machinery	4.0%
Oil, Gas & Consumable Fuels	3.2%
Capital Markets	3.0%
Aerospace & Defense	3.0%
Energy Equipment & Services	2.9%
Insurance	2.9%
Electronic Equipment, Instruments & Components	2.8%
Textiles, Apparel & Luxury Goods	2.5%
Metals & Mining	2.4%
Hotels, Restaurants & Leisure	2.3%
Specialty Retail	2.2%
Trading Companies & Distributors	2.1%
Consumer Staples Distribution & Retail	2.0%
Chemicals	1.9%
Electrical Equipment	1.9%
Construction & Engineering	1.8%
Pharmaceuticals	1.8%
Industry Classification	% of Net Assets
Electric Utilities	1.5%
Food Products	1.4%
Retail REITs	1.2%
Automobile Components	1.2%
Gas Utilities	1.1%
Office REITs	1.1%
Communications Equipment	1.0%
Financial Services	1.0%
Professional Services	1.0%
Entertainment	0.9%
Marine Transportation	0.9%
Hotel & Resort REITs	0.9%
Residential REITs	0.9%
Life Sciences Tools & Services	0.9%
Health Care Equipment & Supplies	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Household Durables	0.7%
Building Products	0.6%
Others*	2.1%
107.4%
Liabilities in excess of other assets	(7.4)%
100.0%

*	Consists of Industries that each make up less than 0.5% of the Fund's net assets

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison Small-Cap Core Equity Fund

SHARE CLASS	R6
NASDAQ	PQJCX
CUSIP	74440E805
MF242E

PGIM Core Conservative Bond Fund
Class R6:
PQCNX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class R6 shares of PGIM Core Conservative Bond Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Core Conservative Bond Fund—Class R6	$19	0.19%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, fixed income credit spreads proved resilient and generally ended in historically tight ranges, supported by strong earnings despite heavy AI-related issuance and headline-driven volatility. Inflation moderated in the second half of 2025, allowing the
U.S. Federal Reserve (“Fed”) to cut rates by 25 basis points in September, October, and December; however, inflation concerns resurfaced in the first half of 2026 given new rounds of tariffs and upward pressure on energy costs due to elevated geopolitical tensions in the Middle East.
That stated, U.S. economic activity remained supported by AI-related investment, stronger-than expected consumption, and a labor market that showed signs of stabilization. Although more hawkish Fed communication led markets to reprice expectations toward a potential rate hike rather than a cut ahead of the July 2026 meeting, the Federal Open Market Committee (“FOMC”) held rates steady at a 3.50%–3.75% target range, and the long end of the U.S. Treasury curve steepened meaningfully.
■
The following strategies contributed most to the Fund’s performance during the reporting period relative to the Bloomberg US Aggregate Bond
Index (the “Index”): an underweight to the U.S. investment-grade corporate sector, along with overweights to the mortgage-backed securities
(MBS), non-agency commercial mortgage-backed securities (CMBS) AAA, and taxable municipal bond sectors; security selection in
U.S. investment-grade corporates, non-agency CMBS AAA; and credit positioning in technology and media & entertainment.
■
The following strategies detracted most from the Fund’s performance relative to the Index during the reporting period: yield curve positioning.
MF242E1

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	2.70%	-0.62%	1.32% (11/15/2016)
Bloomberg US Aggregate Bond Index	2.71%	-0.40%	1.74%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 51,791,410
Number of fund holdings	600
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	140%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?
Credit Quality expressed as a percentage of total investments as of 7/31/2026 (%)
AAA	37.6
AA	35.3
A	13.3
BBB	13.8
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Core Conservative Bond Fund

SHARE CLASS	R6
NASDAQ	PQCNX
CUSIP	74440E888
MF242E1

PGIM TIPS Fund
Class R6:
PQTSX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class R6 shares of PGIM TIPS Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM TIPS Fund—Class R6	$30	0.30%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, inflation continued to moderate and the labor market softened, allowing the U.S. Federal Reserve (“Fed”) to cut rates by 25 basis points in September, October, and December 2025, even as a partial U.S. government shutdown in November 2025 obscured economic data. In the first half of 2026, inflation concerns resurfaced amid geopolitical headlines, while the labor market showed signs of stabilization, U.S. economic activity remained supported by AI-related investment and stronger-than-expected consumption, particularly in the second quarter. Although more hawkish Fed communication led markets to reprice expectations toward a potential rate hike rather than a cut ahead of the July 2026 meeting, the Federal Open Market Committee (“FOMC”) held rates steady at a 3.50%–3.75% target range. Following the meeting, the long end of the U.S. Treasury curve steepened meaningfully.
■
The duration of the Fund, which was tactically managed versus the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index,
contributed to performance during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Security selection in inflation-linked Treasuries also contributed, with selection in short and long Treasuries contributing the most.
■
Security selection in inflation-linked intermediate Treasuries detracted from performance.
MF242E3

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	2.53%	0.11%	2.36% (11/15/2016)
Bloomberg US Aggregate Bond Index*	2.71%	-0.40%	1.74%
Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index	2.59%	0.34%	2.74%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 46,200,183
Number of fund holdings	37
Total advisory fees paid for the year	$ 22,332
Portfolio turnover rate for the year	58%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?
Credit Quality expressed as a percentage of total investments as of 7/31/2026 (%)
AAA	90.2
AA	9.5
Cash/Cash Equivalents	0.3
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM TIPS Fund

SHARE CLASS	R6
NASDAQ	PQTSX
CUSIP	74440E870
MF242E3

PGIM Quant Solutions Commodity Strategies Fund
Class Z:
PQCZX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class Z shares of PGIM Quant Solutions Commodity Strategies Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund—Class Z	$84	0.70%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally increased as all major subsectors saw positive returns. Energy commodities, precious metals, and industrial metals produced the highest returns, while livestock commodities were laggards even though performance was still positive. Carry from roll yields flipped back to positive during the period, after spending the second half of 2025 below zero.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts. Accordingly, such investments drive its performance.
These futures contracts are a form of derivatives based on the underlying price of a specific commodity.
■
The Fund’s returns relative to the Bloomberg Commodity Index (the “Index”) benefited from positioning in energies and nickel. From a factor perspective, sentiment and carry measures were the largest relative outperformers during the period.
■
Positions in gold and cotton detracted the most from the Fund’s relative performance during the period, with growth factors struggling.
MF242E3Z

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class Z shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2021 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Since Inception (%)
Class Z	39.43%	12.29% (12/14/2021)
S&P 500 Index*	19.56%	12.79%
Bloomberg Commodity Index	35.53%	11.48%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 22,972,648
Number of fund holdings	35
Total advisory fees paid for the year	$ 12,420
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?
Investment Allocation	% of Net Assets
U.S. Treasury Obligations	83.0%
Affiliated Mutual Fund - Short-Term Investment	17.2%
100.2%
Liabilities in excess of other assets*	(0.2)%
100.0%

Commodity Futures Contracts
outstanding
at July 31,
2026
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	10.8%
Brent Crude	10.7%
WTI Crude	10.0%
Natural Gas	7.4%
Low Sulphur Gas Oil	5.9%
Soybean	5.2%
Copper	4.9%
Corn	4.9%
NY Harbor ULSD	4.5%
LME PRI Aluminum	4.2%
Sugar No. 11	2.9%
Gasoline RBOB	2.8%
Soybean Meal	2.8%
Live Cattle	2.8%
Silver	2.5%
Commodity Futures Contracts: Long Positions	% of Net Assets
LME Zinc	2.4%
LME Nickel	2.2%
Coffee 'C'	2.2%
Hard Red Winter Wheat	2.2%
Soybean Oil	1.9%
No. 2 Soft Red Winter Wheat	1.8%
Lean Hogs	1.6%
SGX Iron Ore	1.2%
Palladium	1.1%
Robusta Coffee 10-T	0.8%
LME Lead	0.8%
Platinum	0.7%
101.2%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Zinc	1.6%
LME Nickel	0.9%
LME PRI Aluminum	0.7%
LME Lead	0.2%
3.4%

*	Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1)	Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2)	Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2026.

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2025:
■
During the reporting period, the Fund updated its investment strategies such that the investments in specific commodities may differ from those included in the Index and the Fund may gain exposure to sectors which are not included in the Index.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by September 30, 2026 at pgim.com/mutual-fund-documents or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	Z
NASDAQ	PQCZX
CUSIP	74440E854
MF242E3Z

PGIM Quant Solutions Commodity Strategies Fund
Class R6:
PQCMX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class R6 shares of PGIM Quant Solutions Commodity Strategies Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund— Class R6	$84	0.70%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally increased as all major subsectors saw positive returns. Energy commodities, precious metals, and industrial metals produced the highest returns, while livestock commodities were laggards even though performance was still positive. Carry from roll yields flipped back to positive during the period, after spending the second half of 2025 below zero.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts. Accordingly, such investments drive its performance.
These futures contracts are a form of derivatives based on the underlying price of a specific commodity.
■
The Fund’s returns relative to the Bloomberg Commodity Index (the “Index”) benefited from positioning in energies and nickel. From a factor perspective, sentiment and carry measures were the largest relative outperformers during the period.
■
Positions in gold and cotton detracted the most from the Fund’s relative performance during the period, with growth factors struggling.
MF242E3R6

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	39.48%	11.00%	8.13% (11/15/2016)
S&P 500 Index*	19.56%	12.86%	15.41%
Bloomberg Commodity Index	35.53%	10.57%	7.18%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 22,972,648
Number of fund holdings	35
Total advisory fees paid for the year	$ 12,420
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?
Investment Allocation	% of Net Assets
U.S. Treasury Obligations	83.0%
Affiliated Mutual Fund - Short-Term Investment	17.2%
100.2%
Liabilities in excess of other assets*	(0.2)%
100.0%

Commodity Futures Contracts outstanding at July 31, 2026
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	10.8%
Brent Crude	10.7%
WTI Crude	10.0%
Natural Gas	7.4%
Low Sulphur Gas Oil	5.9%
Soybean	5.2%
Copper	4.9%
Corn	4.9%
NY Harbor ULSD	4.5%
LME PRI Aluminum	4.2%
Sugar No. 11	2.9%
Gasoline RBOB	2.8%
Soybean Meal	2.8%
Live Cattle	2.8%
Silver	2.5%
Commodity Futures Contracts: Long Positions	% of Net Assets
LME Zinc	2.4%
LME Nickel	2.2%
Coffee 'C'	2.2%
Hard Red Winter Wheat	2.2%
Soybean Oil	1.9%
No. 2 Soft Red Winter Wheat	1.8%
Lean Hogs	1.6%
SGX Iron Ore	1.2%
Palladium	1.1%
Robusta Coffee 10-T	0.8%
LME Lead	0.8%
Platinum	0.7%
101.2%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Zinc	1.6%
LME Nickel	0.9%
LME PRI Aluminum	0.7%
LME Lead	0.2%
3.4%

*	Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1)	Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2)	Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2026.

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since August 1, 2025:
■
During the reporting period, the Fund updated its investment strategies such that the investments in specific commodities may differ from those included in the Index and the Fund may gain exposure to sectors which are not included in the Index.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by September 30, 2026 at pgim.com/mutual-fund-documents or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	R6
NASDAQ	PQCMX
CUSIP	74440E862
MF242E3R6

PGIM Quant Solutions Mid-Cap Index Fund
Class R6:
PQCCX
ANNUAL SHAREHOLDER REPORT – July 31, 2026
This annual shareholder report contains important information about the Class R6 shares of PGIM Quant Solutions Mid-Cap Index Fund
(the “Fund”) for the period of August 1, 2025 to July 31, 2026.
You can find additional information about the Fund at pgim.com/mutual-fund-documents. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Mid-Cap Index Fund —Class R6	$22	0.20%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, U.S. mid-cap equities slightly outperformed the broader domestic market. Easing monetary policy, strong earnings and AI hype at the end of 2025 lead the market higher. The beginning of 2026 showed mixed results due to geopolitical uncertainty and shifting monetary policy. Equities rebounded in the final few months of the reporting period due to resilient earnings, the return of AI enthusiasm and concerns of global energy shortages eased.
■
The fund employs a “passively managed” or index investment approach, holding all stocks included in the S&P MidCap 400 Index (the “Index”)
in approximately the same proportions. Accordingly, the Fund’s performance closely tracked the Index’s performance over the reporting period.
■
The Fund also held index ETFs that track the Index during the reporting period to provide portfolio liquidity. They had minimal impact on performance.
MF242E4

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/mutual-fund-documents or call (800) 225-1852 or (973) 367-3529 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 17, 2016 to July 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	20.77%	9.24%	9.84% (11/17/2016)
S&P 500 Index*	19.56%	12.86%	15.41%
S&P MidCap 400 Index	20.92%	8.47%	10.75%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.

The Fund’s total returns prior to December 11, 2023, as reflected in the line graph and the table, are the returns of the Fund when it followed a different investment objective and strategies and was an actively-managed fund under the name “PGIM Quant Solutions Mid-Cap Core Fund.
“
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2026?
Fund’s net assets	$ 13,428,338
Number of fund holdings	403
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	42%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2026?

Industry Classification	% of Net Assets
Banks	5.8%
Machinery	5.2%
Aerospace & Defense	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Insurance	3.6%
Oil, Gas & Consumable Fuels	3.5%
Electronic Equipment, Instruments & Components	3.4%
Unaffiliated Exchange-Traded Funds - Equity	3.3%
Biotechnology	3.2%
Specialty Retail	3.2%
Software	3.0%
Construction & Engineering	2.6%
Metals & Mining	2.5%
Hotels, Restaurants & Leisure	2.4%
Health Care Providers & Services	2.4%
Capital Markets	2.3%
Professional Services	2.2%
Electrical Equipment	2.2%
Life Sciences Tools & Services	2.1%
Consumer Staples Distribution & Retail	2.0%
Financial Services	1.9%
Building Products	1.9%
IT Services	1.8%
Ground Transportation	1.7%
Trading Companies & Distributors	1.6%
Chemicals	1.5%
Commercial Services & Supplies	1.5%
Health Care REITs	1.3%
Energy Equipment & Services	1.3%
Specialized REITs	1.3%
Household Durables	1.2%
Industry Classification	% of Net Assets
Health Care Equipment & Supplies	1.2%
Affiliated Mutual Fund - Short-Term Investment (0.9% represents investments purchased with collateral from securities on loan)	1.1%
Gas Utilities	1.0%
Containers & Packaging	1.0%
Automobile Components	1.0%
Industrial REITs	1.0%
Retail REITs	0.9%
Diversified Consumer Services	0.8%
Electric Utilities	0.8%
Pharmaceuticals	0.8%
Residential REITs	0.7%
Consumer Finance	0.7%
Technology Hardware, Storage & Peripherals	0.7%
Media	0.6%
Food Products	0.6%
Entertainment	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Independent Power & Renewable Electricity Producers	0.6%
Office REITs	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Leisure Products	0.5%
Others*	4.2%
100.4%
Liabilities in excess of other assets	(0.4)%
100.0%

*	Consists of Industries that each make up less than 0.5% of the Fund's net assets

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/mutual-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can
also request this information by contacting us at (800) 225-1852
or
(973) 367-3529 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Quant Solutions Mid-Cap Index Fund

SHARE CLASS	R6
NASDAQ	PQCCX
CUSIP	74440E508
MF242E4

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, a member of the Board’s Audit Committee, is an “audit committee financial expert” and is “independent” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2026 and July 31, 2025, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $188,761 and $181,502, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(c)	Tax Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(d)	All Other Fees

For the fiscal years ended July 31, 2026 and July 31, 2025: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2026	Fiscal Year Ended July 31, 2025
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2026 and July 31, 2025 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 – 11 (Refer to Report(s) below)

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund

FINANCIAL STATEMENTS AND OTHER INFORMATION

JULY 31, 2026

Table of Contents	Financial Statements and Other Information	July 31, 2026

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AID—Agency for International Development

BABs—Build America Bonds

CPI—Consumer Price Index

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LME—London Metal Exchange

LP—Limited Partnership

MSC—Morgan Stanley & Co. LLC

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SGX—Singapore Exchange

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS

Aerospace & Defense 3.0%

Hexcel Corp.	1,583	$ 162,970
Karman Holdings, Inc.*	857	41,265
Mercury Systems, Inc.*	473	45,928
VSE Corp.	503	97,778

		347,941

Automobile Components 1.2%

Dorman Products, Inc.*	1,070	142,481

Banks 10.6%

Ameris Bancorp	2,103	183,403
Columbia Financial, Inc.*	5,186	56,061
Eastern Bankshares, Inc.(a)	7,643	175,483
Enterprise Financial Services Corp.	2,156	142,964
First Bancorp	2,591	162,896
Heritage Financial Corp.	3,564	105,958
Horizon Bancorp, Inc.	6,375	130,369
Nicolet Bankshares, Inc.	655	111,953
Red River Bancshares, Inc.	36	3,620
Renasant Corp.	2,429	105,831
Wintrust Financial Corp.	350	55,839

		1,234,377

Biotechnology 8.4%

Arcutis Biotherapeutics, Inc.*	3,697	99,301
Cabaletta Bio, Inc.*	9,110	24,415
Dianthus Therapeutics, Inc.*	789	84,360
Immunovant, Inc.*	3,643	140,693
Neurogene, Inc.*	235	7,729
Newamsterdam Pharma Co. NV (Netherlands)*	2,972	82,592
Palvella Therapeutics, Inc.*(a)	815	113,318
Protagonist Therapeutics, Inc.*	1,099	150,167
Scholar Rock Holding Corp.*	2,473	116,961
Twist Bioscience Corp.*	1,495	136,867
uniQure NV (Netherlands)*	726	31,675

		988,078

Building Products 0.6%

Griffon Corp.	877	75,571

Capital Markets 3.0%

Acadian Asset Management, Inc.	1,955	169,088
Marex Group Ltd. (Bermuda)	998	64,790
Miami International Holdings, Inc.*	1,106	52,026
Moelis & Co. (Class A Stock)	1,035	69,428

		355,332

Chemicals 1.9%

Avient Corp.	2,531	91,926
Element Solutions, Inc.	3,655	134,248

		226,174

Commercial Services & Supplies 0.3%

Casella Waste Systems, Inc. (Class A Stock)*	364	32,654

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Communications Equipment 1.0%

Applied Optoelectronics, Inc.*	354	$33,389
Viavi Solutions, Inc.*	2,294	84,764

		118,153

Construction & Engineering 1.8%

Argan, Inc.	83	47,345
Centuri Holdings, Inc.*	2,583	71,911
Concrete Pumping Holdings, Inc.*	3,164	30,786
Construction Partners, Inc. (Class A Stock)*	592	61,183

		211,225

Consumer Finance 0.3%

LendingTree, Inc.*	1,288	41,036

Consumer Staples Distribution & Retail 2.0%

Chefs’ Warehouse, Inc. (The)*	2,023	233,353

Diversified Telecommunication Services 0.4%

Bandwidth, Inc. (Class A Stock)*	1,123	43,954

Electric Utilities 1.5%

IDACORP, Inc.	1,210	172,921

Electrical Equipment 1.9%

Allient, Inc.	1,346	117,721
DPC Holdings PLC (United Kingdom)*(a)	429	19,562
Powell Industries, Inc.	410	85,559

		222,842

Electronic Equipment, Instruments & Components 2.8%

Bel Fuse, Inc. (Class B Stock)	541	147,136
Benchmark Electronics, Inc.	758	60,465
Mirion Technologies, Inc.*	3,017	45,195
TTM Technologies, Inc.*	623	71,919

		324,715

Energy Equipment & Services 2.9%

Cactus, Inc. (Class A Stock)	1,954	127,030
Expro Ltd.*	3,797	60,562
Solaris Energy Infrastructure, Inc.	1,918	98,604
WaterBridge Infrastructure LLC (Class A Stock)	1,548	52,973

		339,169

Entertainment 0.9%

Sphere Entertainment Co.*	753	107,867

Financial Services 1.0%

Flywire Corp.*	7,210	115,432

Food Products 1.4%

Freshpet, Inc.*(a)	1,641	97,705
Utz Brands, Inc.	4,997	70,558

		168,263

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 1.1%

Chesapeake Utilities Corp.	990	$131,452

Health Care Equipment & Supplies 0.8%

Glaukos Corp.*	534	89,029

Health Care Providers & Services 4.4%

Concentra Group Holdings Parent, Inc.	4,012	126,980
Guardant Health, Inc.*	351	56,858
Guardian Pharmacy Services, Inc. (Class A Stock)*	1,256	49,650
LifeStance Health Group, Inc.*	15,085	158,091
RadNet, Inc.*	1,208	77,046
Sonida Senior Living, Inc.*	1,140	46,010

		514,635

Hotel & Resort REITs 0.9%

Summit Hotel Properties, Inc.	15,288	105,182

Hotels, Restaurants & Leisure 2.3%

Churchill Downs, Inc.	851	71,739
Jersey Mike’s Subs, Inc. (Class A Stock)*	1,285	29,555
Penn Entertainment, Inc.*	1,778	36,503
Shake Shack, Inc. (Class A Stock)*	1,268	79,567
Target Hospitality Corp.*	3,610	54,872

		272,236

Household Durables 0.7%

Century Communities, Inc.	1,162	78,040

Insurance 2.9%

Axis Capital Holdings Ltd.	1,366	143,867
Exzeo Group, Inc.*	771	11,966
Lincoln National Corp.	3,401	155,120
Skyward Specialty Insurance Group, Inc.*	389	23,320

		334,273

Leisure Products 0.3%

Callaway Golf Co.*	1,909	35,240

Life Sciences Tools & Services 0.9%

Adaptive Biotechnologies Corp.*	2,173	49,045
Sotera Health Co.*	2,897	51,740

		100,785

Machinery 4.0%

Enerpac Tool Group Corp.	947	33,846
ESCO Technologies, Inc.	105	33,105
Gates Industrial Corp. Ltd.*	5,620	157,248
Helios Technologies, Inc.	1,139	88,740
Terex Corp.	1,223	76,853
Trinity Industries, Inc.	2,527	78,943

		468,735

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Marine Transportation 0.9%

Kirby Corp.*	641	$84,061
Matson, Inc.	111	22,487

		106,548

Metals & Mining 2.4%

Eldorado Gold Corp. (Turkey)(a)	3,928	118,586
ERO Copper Corp. (Brazil)*(a)	5,925	159,442

		278,028

Mortgage Real Estate Investment Trusts (REITs) 0.7%

Ladder Capital Corp.	8,358	79,903

Office REITs 1.1%

Cousins Properties, Inc.	4,096	129,229

Oil, Gas & Consumable Fuels 3.2%

Chord Energy Corp.	920	129,150
Crescent Energy Co. (Class A Stock)	12,424	142,503
Gulfport Energy Corp.*	605	97,629

		369,282

Pharmaceuticals 1.8%

Prestige Consumer Healthcare, Inc.*	736	36,962
Tarsus Pharmaceuticals, Inc.*	1,517	89,564
VeraDermics, Inc.*(a)	777	81,585

		208,111

Professional Services 1.0%

First Advantage Corp.*(a)	2,216	43,965
Huron Consulting Group, Inc.*	243	36,880
Public Policy Holding Co., Inc.(a)	2,803	30,413

		111,258

Real Estate Management & Development 0.4%

Cushman & Wakefield Ltd.*	3,169	42,528

Residential REITs 0.9%

Independence Realty Trust, Inc.	6,108	101,576

Retail REITs 1.2%

Urban Edge Properties	6,429	145,681

Semiconductors & Semiconductor Equipment 5.4%

Cohu, Inc.*	1,235	59,268
Impinj, Inc.*	354	53,581
Lattice Semiconductor Corp.*	262	32,559
Onto Innovation, Inc.*	574	148,425
PDF Solutions, Inc.*	1,276	58,811
Rigetti Computing, Inc.*	871	13,021
Semtech Corp.*	1,710	201,472
SiTime Corp.*	95	50,844
Synaptics, Inc.*	178	19,103

		637,084

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Software 5.1%

Agilysys, Inc.*	555	$58,364
AvePoint, Inc.*	5,589	72,825
Cipher Digital, Inc.*(a)	3,255	72,652
D-Wave Quantum, Inc. (Canada)*(a)	800	14,464
I3 Verticals, Inc. (Class A Stock)*	1,519	31,990
Intapp, Inc.*	2,049	66,982
JFrog Ltd.*	852	67,981
Q2 Holdings, Inc.*	1,354	82,418
ServiceTitan, Inc. (Class A Stock)*	572	47,510
Terawulf, Inc.*(a)	4,510	79,646

		594,832

Specialized REITs 0.3%

Smartstop Self Storage REIT, Inc.	1,036	34,747

Specialty Retail 2.2%

Boot Barn Holdings, Inc.*	528	78,667
Five Below, Inc.*	365	79,252
Warby Parker, Inc. (Class A Stock)*	3,748	100,034

		257,953

Textiles, Apparel & Luxury Goods 2.4%

Figs, Inc. (Class A Stock)*	5,116	54,741
Kontoor Brands, Inc.	2,354	197,124
Wolverine World Wide, Inc.	1,768	34,794

		286,659

Trading Companies & Distributors 2.1%

Herc Holdings, Inc.	348	52,249
Rush Enterprises, Inc. (Class A Stock)	2,444	195,007

		247,256

TOTAL LONG-TERM INVESTMENTS (cost $8,012,815)		11,261,820

SHORT-TERM INVESTMENTS 11.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)	502,410	502,410
PGIM Institutional Money Market Fund (7-day effective yield 3.854%) (cost $793,646; includes $791,770 of cash collateral for securities on loan)(b)(wb)	794,286	793,650

TOTAL SHORT-TERM INVESTMENTS (cost $1,296,056)		1,296,060

TOTAL INVESTMENTS 107.4% (cost $9,308,871)		12,557,880
Liabilities in excess of other assets (7.4)%		(860,797)

NET ASSETS 100.0%		$11,697,083

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $754,177; cash collateral of $791,770 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments
Common Stocks
Aerospace & Defense	$347,941	$—	$—
Automobile Components	142,481	—	—
Banks	1,234,377	—	—
Biotechnology	988,078	—	—
Building Products	75,571	—	—
Capital Markets	355,332	—	—
Chemicals	226,174	—	—
Commercial Services & Supplies	32,654	—	—
Communications Equipment	118,153	—	—
Construction & Engineering	211,225	—	—
Consumer Finance	41,036	—	—
Consumer Staples Distribution & Retail	233,353	—	—
Diversified Telecommunication Services	43,954	—	—
Electric Utilities	172,921	—	—
Electrical Equipment	222,842	—	—
Electronic Equipment, Instruments & Components	324,715	—	—
Energy Equipment & Services	339,169	—	—
Entertainment	107,867	—	—
Financial Services	115,432	—	—
Food Products	168,263	—	—
Gas Utilities	131,452	—	—
Health Care Equipment & Supplies	89,029	—	—
Health Care Providers & Services	514,635	—	—
Hotel & Resort REITs	105,182	—	—
Hotels, Restaurants & Leisure	272,236	—	—
Household Durables	78,040	—	—
Insurance	334,273	—	—
Leisure Products	35,240	—	—
Life Sciences Tools & Services	100,785	—	—
Machinery	468,735	—	—
Marine Transportation	106,548	—	—
Metals & Mining	278,028	—	—
Mortgage Real Estate Investment Trusts (REITs)	79,903	—	—
Office REITs	129,229	—	—
Oil, Gas & Consumable Fuels	369,282	—	—
Pharmaceuticals	208,111	—	—
Professional Services	111,258	—	—
Real Estate Management & Development	42,528	—	—
Residential REITs	101,576	—	—
Retail REITs	145,681	—	—
Semiconductors & Semiconductor Equipment	637,084	—	—
Software	594,832	—	—
Specialized REITs	34,747	—	—
Specialty Retail	257,953	—	—
Textiles, Apparel & Luxury Goods	286,659	—	—
Trading Companies & Distributors	247,256	—	—

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3

Investments in Securities (continued)

Assets (continued)

Short-Term Investments

Affiliated Mutual Funds	$1,296,060	$—	$—

Total	$12,557,880	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2026 were as follows:

Affiliated Mutual Funds (6.8% represents investments purchased with collateral from securities on loan)	11.1%
Banks	10.6
Biotechnology	8.4
Semiconductors & Semiconductor Equipment	5.4
Software	5.1
Health Care Providers & Services	4.4
Machinery	4.0
Oil, Gas & Consumable Fuels	3.2
Capital Markets	3.0
Aerospace & Defense	3.0
Energy Equipment & Services	2.9
Insurance	2.9
Electronic Equipment, Instruments & Components	2.8
Textiles, Apparel & Luxury Goods	2.4
Metals & Mining	2.4
Hotels, Restaurants & Leisure	2.3
Specialty Retail	2.2
Trading Companies & Distributors	2.1
Consumer Staples Distribution & Retail	2.0
Chemicals	1.9
Electrical Equipment Construction & Engineering	1.9 1.8
Pharmaceuticals	1.8
Electric Utilities	1.5
Food Products	1.4
Retail REITs	1.2

Automobile Components	1.2%
Gas Utilities	1.1
Office REITs	1.1
Communications Equipment	1.0
Financial Services	1.0
Professional Services	1.0
Entertainment	0.9
Marine Transportation	0.9
Hotel & Resort REITs	0.9
Residential REITs	0.9
Life Sciences Tools & Services	0.9
Health Care Equipment & Supplies	0.8
Mortgage Real Estate Investment Trusts (REITs)	0.7
Household Durables	0.7
Building Products	0.6
Diversified Telecommunication Services	0.4
Real Estate Management & Development	0.4
Consumer Finance	0.3
Leisure Products	0.3
Specialized REITs	0.3
Commercial Services & Supplies	0.3

107.4
Liabilities in excess of other assets	(7.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$754,177	$(754,177)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value, including securities on loan of $754,177:
Unaffiliated investments (cost $8,012,815)	$11,261,820
Affiliated investments (cost $1,296,056)	1,296,060
Receivable for Fund shares sold	62,689
Receivable for investments sold	28,595
Due from Manager	10,735
Dividends receivable	1,799
Prepaid expenses	77

Total Assets	12,661,775

Liabilities
Payable to broker for collateral for securities on loan	791,770
Payable for investments purchased	69,513
Payable for Fund shares purchased	41,525
Accrued expenses and other liabilities	33,251
Audit fee payable	27,781
Trustees’ fees payable	800
Affiliated transfer agent fee payable	52

Total Liabilities	964,692

Net Assets	$11,697,083

Net assets were comprised of:
Paid-in capital	$6,822,848
Total distributable earnings (loss)	4,874,235

Net assets, July 31, 2026	$11,697,083

Class R6

Net asset value, offering price and redemption price per share, ($11,697,083 ÷ 695,396 shares of beneficial interest issued and outstanding)	$16.82

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $304 foreign withholding tax)	$117,409
Affiliated dividend income	11,566
Income from securities lending, net (including affiliated income of $1,614)	2,401

Total income	131,376

Expenses
Management fee	91,650
Custodian and accounting fees	44,464
Professional fees	34,490
Audit fee	27,780
Shareholders’ reports	15,078
Fund data services	10,681
Trustees’ fees	9,680
Commitment fees	7,327
Registration fees	2,388
Transfer agent’s fees and expenses (including affiliated expense of $644)	1,075
Miscellaneous	4,345

Total expenses	248,958
Less: Fee waiver and/or expense reimbursement	(132,431)

Net expenses	116,527

Net investment income (loss)	14,849

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(45))	1,858,084

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(11))	1,155,938

Net gain (loss) on investment transactions	3,014,022

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,028,871

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$14,849	$16,798
Net realized gain (loss) on investment transactions	1,858,084	551,385
Net change in unrealized appreciation (depreciation) on investments	1,155,938	(496,607)

Net increase (decrease) in net assets resulting from operations	3,028,871	71,576

Dividends and Distributions
Distributions from distributable earnings
Class R6	(367,465)	(817,907)

Fund share transactions
Net proceeds from shares sold (310,152 and 447,539 shares, respectively)	4,623,171	6,131,280
Net asset value of shares issued in reinvestment of dividends and distributions (24,862 and 53,388 shares, respectively)	367,465	817,907
Cost of shares purchased (462,186 and 329,229 shares, respectively)	(7,057,779)	(4,781,856)

Net increase (decrease) in net assets from Fund share transactions	(2,067,143)	2,167,331

Total increase (decrease)	594,263	1,421,000

Net Assets:

Beginning of year	11,102,820	9,681,820

End of year	$11,697,083	$11,102,820

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2026	2025		2024		2023	2022
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.50	$14.88		$13.29		$12.28	$19.43
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02		0.04		0.05	0.02
Net realized and unrealized gain (loss) on investment transactions	3.74	(0.03	)(b)	1.66		1.02	(2.98)
Total from investment operations	3.76	(0.01)		1.70		1.07	(2.96)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.03)		(0.02)		(0.04)	-
Tax return of capital distributions	-	-		-		(0.02)	-
Distributions from net realized gains	(0.44)	(1.34)		(0.09)		-	(4.19)
Total dividends and distributions	(0.44)	(1.37)		(0.11)		(0.06)	(4.19)
Net asset value, end of year	$16.82	$13.50		$14.88		$13.29	$12.28
Total Return(c):	28.29%	(1.19)%		12.91%		8.77%	(19.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,697	$11,103		$9,682		$9,837	$29,650
Average net assets (000)	$12,220	$10,139		$9,243		$27,601	$32,596
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%		1.00	%(e)	0.95%	0.95%
Expenses before waivers and/or expense reimbursement	2.03%	2.22%		2.36%		1.25%	1.15%
Net investment income (loss)	0.12%	0.17%		0.28%		0.38%	0.11%
Portfolio turnover rate(f)	75%	61%		87%		40%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.05% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.5%

ASSET-BACKED SECURITIES 0.4%

Automobiles

Ford Credit Auto Owner Trust,
Series 2026-01, Class A, 144A	4.320%(cc)	08/15/38	100	$98,008
Toyota Auto Loan Extended Note Trust,
Series 2026-01A, Class A, 144A	4.580	04/25/39	100	98,936

TOTAL ASSET-BACKED SECURITIES (cost $199,953)				196,944

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.2%

3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A4	2.253	11/15/54	100	88,702
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	84	73,953
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4	2.661	08/15/52	77	73,130
Benchmark Mortgage Trust,
Series 2020-B19, Class A3	1.787	09/15/53	91	88,947
Series 2020-B21, Class A4	1.704	12/17/53	200	177,782
Series 2021-B23, Class A4A1	1.823	02/15/54	200	174,640
Series 2021-B30, Class A4	2.329	11/15/54	150	131,103
BMO Mortgage Trust,
Series 2022-C01, Class A4	3.119	02/17/55	150	135,536
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	59	57,730
Citigroup Commercial Mortgage Trust,
Series 2017-P08, Class A3 GS Mortgage Securities Trust,	3.203	09/15/50	75	74,069
Series 2019-GC39, Class A3	3.307	05/10/52	235	225,894
Series 2020-GC47, Class A4	2.125	05/12/53	100	90,907
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	123,495
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP04, Class A33.393		12/15/49	74	74,126
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	82	81,815
Series 2021-L06, Class A3	2.196(cc)	06/15/54	225	201,211
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	160	157,885
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	51	51,089
Series 2020-C55, Class A4	2.474	02/15/53	125	115,028

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,376,675)				2,197,042

CORPORATE BONDS 31.3%

Aerospace & Defense 0.6%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	20	19,832
Sr. Unsec’d. Notes	3.550	03/01/38	30	24,417
Sr. Unsec’d. Notes	5.705	05/01/40	15	14,810
Sr. Unsec’d. Notes	5.930	05/01/60	60	55,918
Sr. Unsec’d. Notes	6.298	05/01/29	90	93,222
Hexcel Corp.,
Sr. Unsec’d. Notes	4.900	05/15/31	5	4,934
Honeywell Aerospace, Inc.,
Gtd. Notes, 144A	4.950	03/16/36	55	53,019

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	5.400%	01/15/27	50	$50,201
RTX Corp.,
Sr. Unsec’d. Notes	4.875	10/15/40	20	18,504

				334,857

Agriculture 0.9%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	110	98,232
Gtd. Notes	4.625	03/22/33	25	24,074
Gtd. Notes	4.700	04/02/27	95	95,108
Gtd. Notes	5.834	02/20/31	15	15,481
Bunge Ltd. Finance Corp.,
Gtd. Notes	4.200	09/17/29	40	39,301
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.875	02/15/28	85	85,373
Sr. Unsec’d. Notes	5.125	02/15/30	100	100,779
Sr. Unsec’d. Notes	5.125	02/13/31	30	30,258

				488,606

Airlines 0.1%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	4.375	11/15/28	25	24,726
Sr. Unsec’d. Notes	5.125	06/15/27	30	30,085

				54,811

Auto Manufacturers 0.4%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	100	93,386
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	15	14,589
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.050	04/04/28	56	56,261
Sr. Unsec’d. Notes	5.400	05/08/27	20	20,125
Sr. Unsec’d. Notes	5.550	07/15/29	30	30,490
Sr. Unsec’d. Notes	5.800	01/07/29	10	10,203

				225,054

Banks 6.6%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	325	291,542
Sr. Unsec’d. Notes	3.419(ff)	12/20/28	125	122,894
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33	100	89,256
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.894(ff)	11/24/32	135	119,490
Capital One NA,
Sr. Unsec’d. Notes	4.650	09/13/28	15	15,003
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	220	203,207
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	25	17,528
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	205	203,059
Deutsche Bank AG (Germany),
Sub. Notes	3.742(ff)	01/07/33	200	181,620
Fifth Third Bancorp,
Sr. Unsec’d. Notes, 144A	5.982(ff)	01/30/30	130	132,983

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes(a)	1.992%(ff)	01/27/32	115	$100,241
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	200	197,958
Sr. Unsec’d. Notes	4.369(ff)	10/21/31	65	62,904
Sr. Unsec’d. Notes	4.411(ff)	04/23/39	15	13,160
Sr. Unsec’d. Notes	4.939(ff)	10/21/36	10	9,463
Sr. Unsec’d. Notes	5.094(ff)	04/20/34	10	9,783
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.013(ff)	09/22/28	105	101,849
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	4.623(ff)	01/28/32	20	19,461
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	20	17,484
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	115	105,432
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	75	67,010
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	25	23,379
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	210	206,486
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	80	68,926
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	44	43,655
Sr. Unsec’d. Notes	4.898(ff)	01/22/37	15	14,304
Sr. Unsec’d. Notes	5.572(ff)	04/22/36	10	10,046
Sr. Unsec’d. Notes	5.766(ff)	04/22/35	10	10,218
Morgan Stanley,
Sr. Unsec’d. Notes	4.868(ff)	07/12/29	95	94,997
Sr. Unsec’d. Notes	5.073(ff)	01/30/37	25	23,892
Sr. Unsec’d. Notes(a)	5.605(ff)	07/17/37	15	14,913
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	65	56,476
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	150	129,368
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	195	168,077
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	30	30,125
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	54,857
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	70	70,033
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	190	174,990
Sr. Unsec’d. Notes, MTN	3.350(ff)	03/02/33	50	45,468
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	95	95,729

				3,417,266

Beverages 0.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	185	175,781

Biotechnology 0.2%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/30	115	116,388

Building Materials 0.2%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	50	42,750
Cemex SAB de CV (Mexico),
Gtd. Notes	5.750	06/05/36	45	43,853

				86,603

Chemicals 0.8%

CF Industries, Inc.,
Gtd. Notes(a)	5.300	11/26/35	30	29,342

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes, 144A	4.725%	11/15/28	40	$39,901
Ecolab, Inc.,
Sr. Unsec’d. Notes	4.600	06/15/29	60	59,833
Sr. Unsec’d. Notes	4.800	06/15/31	90	89,571
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	60	60,164
Sr. Unsec’d. Notes	5.200	06/21/27	140	140,863

				419,674

Commercial Services 0.7%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	9,025
Global Payments, Inc.,
Sr. Unsec’d. Notes	4.500	11/15/28	65	64,145
Sr. Unsec’d. Notes	4.875	11/15/30	65	63,308
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	15	9,643
Mobility Global, Inc.,
Sr. Unsec’d. Notes, 144A	5.050	06/15/29	20	19,910
Sr. Unsec’d. Notes, 144A(a)	5.450	06/15/31	30	30,010
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	6,263
Quanta Services, Inc.,
Sr. Unsec’d. Notes	4.750	08/09/27	20	20,038
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	5.250	03/27/35	70	69,040
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	2,986
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	8,393
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	7	6,157
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	7,742
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.450	03/15/31	10	9,711
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	25	17,401
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	25,763

				369,535

Computers 0.1%

Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	6.000	06/04/29	25	25,444

Diversified Financial Services 0.2%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750	10/15/32	55	46,591
Sr. Unsec’d. Notes	5.500	02/15/36	15	14,193
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series RR	4.300	12/15/28	25	24,844
Synchrony Financial,
Sr. Unsec’d. Notes	4.947(ff)	02/25/32	25	24,224

				109,852

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 4.0%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.950%	06/01/28	40	$39,457
Sr. Unsec’d. Notes	5.450	05/15/29	50	50,802
Sr. Unsec’d. Notes	5.700	05/15/34	30	30,342
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	10	7,823
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	35	27,547
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.200	12/15/31	35	30,204
Sr. Unsec’d. Notes	3.750	05/15/46	15	10,865
Sr. Unsec’d. Notes	5.700	08/15/34	60	60,880
Sr. Unsec’d. Notes	6.350	12/15/32	30	31,613
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	8,907
Commonwealth Edison Co.,
First Mortgage	4.600	08/15/43	45	38,207
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	3.900	01/08/28	40	39,660
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	19,322
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	12,592
First Mortgage	4.650	06/15/31	30	29,659
Duke Energy Florida LLC,
First Mortgage	2.500	12/01/29	15	13,965
First Mortgage	5.875	11/15/33	90	93,389
First Mortgage	6.350	09/15/37	31	32,895
FirstEnergy Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	4.550	03/15/31	80	78,510
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10	7,189
First Mortgage	3.800	12/15/42	30	23,250
First Mortgage	5.250	02/01/41	25	23,878
First Mortgage	5.600	02/15/66	5	4,529
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	6,982
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes	5.100	01/15/35	25	24,436
Nevada Power Co.,
General Ref. Mortgage, Series N	6.650	04/01/36	30	32,236
General Ref. Mortgage, Series R	6.750	07/01/37	10	10,822
Ohio Edison Co.,
Sr. Unsec’d. Notes	6.875	07/15/36	25	27,468
Pacific Gas & Electric Co.,
First Mortgage	4.000	12/01/46	50	35,825
First Mortgage	4.500	07/01/40	105	88,270
PacifiCorp,
First Mortgage	2.700	09/15/30	25	22,762
First Mortgage	4.125	01/15/49	70	50,619
First Mortgage	5.250	06/15/35	35	33,852
First Mortgage	5.750	04/01/37	10	9,863
First Mortgage	6.350	07/15/38	15	15,369
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	50	39,873
First Mortgage	4.850	02/15/34	5	4,876
First Mortgage	6.250	05/15/39	20	21,109
Public Service Co. of Colorado,
First Mortgage	1.875	06/15/31	125	108,297

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Public Service Co. of Colorado, (cont’d.)
First Mortgage	5.150%	09/15/35	60	$58,411
First Mortgage	5.350	05/15/34	100	99,750
Public Service Co. of New Hampshire,
First Mortgage	4.400	07/01/28	75	74,849
First Mortgage	5.350	10/01/33	60	60,318
Public Service Electric & Gas Co.,
First Ref. Mortgage, MTN	3.950	05/01/42	10	8,041
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.450	11/15/31	30	26,336
Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30	45	43,231
Sr. Sec’d. Notes	5.725	03/15/35	60	59,216
San Diego Gas & Electric Co.,
First Mortgage, Series DDDD	5.200	03/15/36	10	9,761
First Mortgage, Series RRR	3.750	06/01/47	5	3,612
First Mortgage, Series TTT	4.100	06/15/49	30	22,369
Sempra,
Sr. Unsec’d. Notes	4.000	02/01/48	15	10,914
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	25	17,848
First Ref. Mortgage	4.650	10/01/43	50	40,646
Tampa Electric Co.,
Sr. Unsec’d. Notes	5.150	03/01/35	50	49,079
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.050	08/15/34	8	7,830
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	20,546
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	04/30/31	70	68,888
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	4.750	01/15/28	55	55,104
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes	4.550	12/01/29	60	59,676

				2,044,569

Electronics 0.1%

TD SYNNEX Corp.,
Sr. Unsec’d. Notes	4.300	01/17/29	60	58,986

Engineering & Construction 0.1%

Jacobs Solutions, Inc.,
Gtd. Notes	4.750	03/03/31	55	53,796

Foods 0.2%

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes	5.950	04/20/35	25	25,330
Sr. Unsec’d. Notes, 144A	5.625	03/10/37	50	48,896
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	10	9,283
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.550	06/02/27	10	9,930

				93,439

Gas 0.7%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	1.750	10/01/30	75	66,310

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas (cont’d.)

NiSource, Inc.,
Sr. Unsec’d. Notes	5.250%	02/15/43	15	$13,596
Southern California Gas Co.,
First Mortgage	5.050	09/01/34	25	24,528
Sr. Unsec’d. Notes	2.950	04/15/27	255	252,432

				356,866

Healthcare-Products 0.2%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300	03/12/31	20	17,794
Augusta SpinCo Corp.,
Gtd. Notes	4.656	03/23/31	70	68,856
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.800	10/15/41	10	7,058

				93,708

Healthcare-Services 1.8%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49	15	10,256
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	5,897
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	14,010
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	26,445
Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	5,635
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	8,042
Cigna Group (The),
Gtd. Notes	4.900	12/15/48	15	12,606
Sr. Unsec’d. Notes	2.375	03/15/31	50	44,683
CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	50	50,029
Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	40	39,545
Sr. Unsec’d. Notes	4.625	05/15/42	60	51,214
Sr. Unsec’d. Notes	4.950	11/01/31	16	15,907
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	50	35,771
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	27,862
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	6,289
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	14,649
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	45	35,714
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	12,390
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	26,398
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475	10/01/35	65	65,350
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes	4.335	11/15/28	15	14,878
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,331

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532%	10/01/29	10	$9,312
Unsec’d. Notes, Series H	2.746	10/01/26	30	29,908
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	15	9,129
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	18,677
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	11,076
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	15	11,586
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	10	7,185
Sr. Unsec’d. Notes	3.050	05/15/41	35	25,614
Sr. Unsec’d. Notes	3.500	08/15/39	25	20,037
Sr. Unsec’d. Notes	4.500	04/15/33	120	115,407
Sr. Unsec’d. Notes	4.800	01/15/30	90	90,087
Sr. Unsec’d. Notes	5.200	04/15/63	5	4,242
UPMC,
Sec’d. Notes	5.035	05/15/33	25	24,740

				910,901

Home Builders 0.2%

Toll Brothers Finance Corp.,
Gtd. Notes(a)	4.875	03/15/27	115	115,116

Insurance 1.4%

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	260	259,685
Brown & Brown, Inc.,
Sr. Unsec’d. Notes	5.250	06/23/32	10	9,879
Sr. Unsec’d. Notes	5.550	06/23/35	10	9,811
Chubb INA Holdings LLC,
Gtd. Notes	6.000	05/11/37	15	15,630
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	24,345
Sr. Unsec’d. Notes	5.125	02/15/34	5	4,870
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.900	04/05/32	75	69,521
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	60	38,907
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	40	37,006
Sr. Unsec’d. Notes	4.850	04/17/28	65	64,958
Sr. Unsec’d. Notes	6.350	03/22/54	55	53,244
Markel Group, Inc.,
Sr. Unsec’d. Notes	4.300	11/01/47	15	11,508
Unum Group,
Sr. Unsec’d. Notes	4.000	06/15/29	130	126,902
Sr. Unsec’d. Notes	5.750	08/15/42	20	19,223

				745,489

Internet 1.1%

Airbnb, Inc.,
Sr. Unsec’d. Notes	4.400	03/16/29	70	69,359
Alphabet, Inc.,
Sr. Unsec’d. Notes	4.400	02/15/33	10	9,588
Sr. Unsec’d. Notes	4.700	11/15/35	15	14,284

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Alphabet, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.750%	02/15/66	45	$40,774
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.250	03/13/31	65	63,056
Sr. Unsec’d. Notes	4.550	03/13/33	15	14,475
Sr. Unsec’d. Notes	4.875	03/13/36	9	8,596
Sr. Unsec’d. Notes	6.000	07/09/46	25	24,314
Sr. Unsec’d. Notes	6.100	07/09/56	25	23,982
Sr. Unsec’d. Notes	6.250	07/09/66	30	28,728
Beignet Investor LLC,
Sr. Sec’d. Notes, 144A(a)	6.581	05/30/49	32	30,945
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	4.600	11/15/32	5	4,814
Sr. Unsec’d. Notes	4.875	05/15/33	25	24,253
Sr. Unsec’d. Notes(a)	5.250	05/15/36	138	132,306
Sr. Unsec’d. Notes	6.200	05/15/46	10	9,397
Sr. Unsec’d. Notes(a)	6.450	05/15/66	10	9,154
Sopaipilla Investor LLC,
Sr. Sec’d. Notes, 144A	7.534	11/30/48	45	46,658

				554,683

Iron/Steel 0.1%

Reliance, Inc.,
Sr. Unsec’d. Notes	2.150	08/15/30	50	44,763

Leisure Time 0.0%

Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes	4.750	05/15/33	15	14,348

Lodging 0.2%

Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	04/23/30	75	76,370
Marriott International, Inc.,
Sr. Unsec’d. Notes	5.500	04/15/37	30	29,497

				105,867

Machinery-Diversified 0.1%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	10	8,764
IDEX Corp.,
Sr. Unsec’d. Notes	4.950	09/01/29	45	45,073

				53,837

Media 0.3%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.484	10/23/45	35	30,338
Sr. Sec’d. Notes	6.650	02/01/34	50	49,722
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.350	07/15/31	65	63,283
Time Warner Cable LLC,
Sr. Sec’d. Notes	7.300	07/01/38	20	19,785

				163,128

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 0.3%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700%	05/30/41	30	$29,468
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.125	02/21/32	50	50,148
Gtd. Notes	5.250	09/08/33	55	55,147
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes	5.250	03/14/35	30	29,876

				164,639

Miscellaneous Manufacturing 0.1%

Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	65	58,154

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.276	12/01/28	30	28,802
Gtd. Notes(a)	5.100	03/01/30	25	24,744

				53,546

Oil & Gas 0.7%

Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.850	06/01/27	50	49,658
Sr. Unsec’d. Notes	5.000	12/15/29	85	85,414
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	2.650	01/15/32	90	79,574
Sr. Unsec’d. Notes	3.750	02/15/52	15	10,294
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	20	19,948
Gtd. Notes	6.250	03/15/33	80	83,881
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	14,359

				343,128

Packaging & Containers 0.1%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	4.750	03/30/31	25	24,580

Pharmaceuticals 1.4%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/21/29	50	47,661
Sr. Unsec’d. Notes	4.050	11/21/39	75	64,099
Sr. Unsec’d. Notes	4.700	05/14/45	45	38,533
Cencora, Inc.,
Sr. Unsec’d. Notes	4.900	02/13/36	60	57,443
CVS Health Corp.,
Sr. Unsec’d. Notes	1.875	02/28/31	60	52,255
Sr. Unsec’d. Notes	4.780	03/25/38	45	41,100
Sr. Unsec’d. Notes	5.125	07/20/45	15	13,040
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.600	08/14/34	85	82,276
Viatris, Inc.,
Gtd. Notes	2.300	06/22/27	160	156,371
Gtd. Notes	3.850	06/22/40	60	45,886

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Zoetis, Inc.,
Sr. Unsec’d. Notes	4.150%	08/17/28	125	$123,952

				722,616

Pipelines 2.3%

Enbridge, Inc. (Canada),
Gtd. Notes	4.850	03/27/31	50	49,481
Energy Transfer LP,
Sr. Unsec’d. Notes	4.200	04/15/27	85	84,850
Sr. Unsec’d. Notes	6.125	12/15/45	70	67,153
Sr. Unsec’d. Notes	6.625	10/15/36	10	10,607
MPLX LP,
Sr. Unsec’d. Notes(a)	2.650	08/15/30	175	160,027
Sr. Unsec’d. Notes	4.500	04/15/38	30	26,555
Sr. Unsec’d. Notes	4.800	02/15/31	55	54,293
Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000	04/01/27	25	24,927
ONEOK, Inc.,
Gtd. Notes	3.400	09/01/29	75	71,906
Gtd. Notes	6.050	09/01/33	105	108,265
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	35	32,683
Gtd. Notes	4.350	04/15/31	90	87,166
Gtd. Notes	4.900	09/15/30	10	9,951
Gtd. Notes	4.950	04/15/52	5	4,068
Gtd. Notes	5.550	08/15/35	30	29,751
Gtd. Notes	6.125	03/15/33	25	25,964
Gtd. Notes	6.150	03/01/29	90	92,691
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	100	94,233
Sr. Unsec’d. Notes	4.600	03/15/48	10	8,089
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	50	49,731
Sr. Unsec’d. Notes	4.800	11/15/29	55	54,956
Sr. Unsec’d. Notes	5.100	09/15/45	10	8,714
Sr. Unsec’d. Notes	5.800	11/15/43	20	19,098

				1,175,159

Real Estate Investment Trusts (REITs) 2.1%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	4.700	07/01/30	60	58,933
Gtd. Notes	4.850	04/15/49	10	8,160
Gtd. Notes	4.900	12/15/30	30	29,713
Gtd. Notes	5.250	03/15/36	77	73,829
American Tower Corp.,
Sr. Unsec’d. Notes	4.700	12/15/32	19	18,414
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	155	149,065
Sr. Unsec’d. Notes	2.500	08/16/31	45	39,749
Sr. Unsec’d. Notes	3.900	03/15/27	25	24,898
Broadstone Net Lease LLC,
Gtd. Notes(a)	5.000	11/01/32	30	29,393
COPT Defense Properties LP,
Gtd. Notes	2.900	12/01/33	30	25,213
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	15	14,329

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250%	01/15/32	10	$8,857
Gtd. Notes	5.750	06/01/28	35	35,299
Healthpeak OP LLC,
Gtd. Notes	3.000	01/15/30	20	18,732
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	5.700	07/01/34	10	10,002
Sr. Unsec’d. Notes, Series I	3.500	09/15/30	50	46,874
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	15	13,266
Invitation Homes Operating Partnership LP,
Gtd. Notes	4.150	04/15/32	60	56,600
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	60	57,567
Gtd. Notes	3.200	04/01/32	45	40,927
Prologis LP,
Sr. Unsec’d. Notes	4.900	06/15/36	75	71,702
Realty Income Corp.,
Sr. Unsec’d. Notes	2.700	02/15/32	40	35,329
Sr. Unsec’d. Notes	3.100	12/15/29	85	80,549
Sr. Unsec’d. Notes	3.400	01/15/28	20	19,659
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	04/01/28	15	14,963
Sr. Unsec’d. Notes	4.950	02/15/30	10	9,888
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	10	9,915
Gtd. Notes	4.500	07/01/30	75	73,971
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31	35	31,236

				1,107,032

Retail 0.1%

AutoNation, Inc.,
Gtd. Notes	3.800	11/15/27	25	24,692
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34	15	14,567

				39,259

Semiconductors 0.5%

Broadcom, Inc., Gtd. Notes	3.500	02/15/41	10	7,536
Sr. Unsec’d. Notes	3.419	04/15/33	90	79,512
Sr. Unsec’d. Notes	3.469	04/15/34	60	51,884
Sr. Unsec’d. Notes	4.000	04/15/29	75	73,414
Sr. Unsec’d. Notes	5.050	04/15/30	40	39,988
NVIDIA Corp.,
Sr. Unsec’d. Notes(a)	4.950	06/15/36	10	9,555

				261,889

Software 0.9%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	4.450	03/10/28	65	64,649
Sr. Unsec’d. Notes(a)	4.550	03/10/29	65	64,411
Fiserv, Inc.,
Sr. Unsec’d. Notes	4.550	02/15/31	30	29,045
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	4,860

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Oracle Corp.,
Sr. Unsec’d. Notes	4.800%	09/26/32	55	$50,624
Sr. Unsec’d. Notes	5.700	02/04/36	95	88,015
Salesforce, Inc.,
Sr. Unsec’d. Notes	4.900	09/15/31	110	108,383
ServiceNow, Inc.,
Sr. Unsec’d. Notes	5.050	05/15/33	10	9,864
Sr. Unsec’d. Notes	5.400	05/15/36	10	9,749
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	10	9,929
Sr. Unsec’d. Notes	3.700	04/01/29	25	24,264

				463,793

Telecommunications 0.9%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.250	02/01/32	25	21,464
Sr. Unsec’d. Notes	3.500	06/01/41	110	81,018
Sr. Unsec’d. Notes	3.550	09/15/55	30	17,991
Sr. Unsec’d. Notes	6.000	04/30/56	25	22,469
Beacon Point DC LLC,
Sr. Sec’d. Notes, 144A	6.129	11/30/42	20	19,151
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes	8.250	06/15/30	50	55,604
HUT8 DC LLC,
Sr. Sec’d. Notes, 144A	6.192	11/15/42	20	19,411
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	02/23/28	25	24,999
Sr. Unsec’d. Notes	5.400	04/15/34	25	24,793
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	30	21,125
Gtd. Notes	3.875	04/15/30	90	86,467
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.812	03/15/39	30	26,955
Sr. Unsec’d. Notes	5.401	07/02/37	44	42,558

				464,005

Transportation 0.2%

CSX Corp.,
Sr. Unsec’d. Notes	4.100	03/15/44	10	7,989
Fedex Freight Holding Co., Inc.,
Gtd. Notes, 144A	4.300	03/15/29	20	19,652
Gtd. Notes, 144A	4.650	03/15/31	30	29,211
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	5.950	03/15/64	15	14,444
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	15	14,866
Sr. Unsec’d. Notes	3.600	09/15/37	10	8,549

				94,711

TOTAL CORPORATE BONDS (cost $16,777,555)				16,205,878

MUNICIPAL BONDS 0.8%

Arizona 0.1%

Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839	01/01/41	35	32,781

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California 0.2%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263%	04/01/49	35	$35,409
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	15	12,202
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	34,547
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	30	23,237

				105,395

Illinois 0.0%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	20	19,905

Michigan 0.1%

Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	12,237
Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	15	10,265
University of Michigan,
Taxable, Revenue Bonds, Sustainability Bond, Series B	3.504	04/01/52	15	10,392

				32,894

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	45	51,180

New York 0.2%

City of New York,
Taxable, General Obligation Unlimited, Series D-1	5.114	10/01/54	15	13,201
New York State Dormitory Authority,
Revenue Bonds, Series B	5.228	07/01/35	105	104,697
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	15	12,060

				129,958

Ohio 0.0%

JobsOhio Beverage System,
Revenue Bonds, Series A	2.833	01/01/38	5	4,109
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	15	11,889

				15,998

Virginia 0.1%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	22,957
Williamsburg Economic Development Authority,
Revenue Bonds	4.957	11/01/35	15	14,634

				37,591

TOTAL MUNICIPAL BONDS (cost $501,523)				425,702

SOVEREIGN BONDS 1.1%

Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	197,388

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	5.375%	03/22/33	200	$193,000
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	26	20,059
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	1.862	12/01/32	50	40,951
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes, Series 10Y	5.375	04/14/36	85	83,826
Sr. Unsec’d. Notes, Series 30Y	5.500	03/18/54	40	35,798

TOTAL SOVEREIGN BONDS (cost $591,498)				571,022

U.S. GOVERNMENT AGENCY OBLIGATIONS 26.9%
Federal Farm Credit Bank	1.480	11/26/32	35	28,645
Federal Farm Credit Bank	2.350	03/10/36	30	23,886
Federal Home Loan Bank	1.250	07/23/30	60	52,642
Federal Home Loan Bank	2.090	02/22/36	30	23,343
Federal Home Loan Mortgage Corp.	1.500	09/01/36	40	35,674
Federal Home Loan Mortgage Corp.	1.500	01/01/37	20	17,465
Federal Home Loan Mortgage Corp.	1.500	10/01/50	170	126,405
Federal Home Loan Mortgage Corp.	2.000	01/01/32	13	12,492
Federal Home Loan Mortgage Corp.	2.000	12/01/50	316	249,552
Federal Home Loan Mortgage Corp.	2.000	05/01/51	256	201,026
Federal Home Loan Mortgage Corp.	2.500	10/01/51	245	204,063
Federal Home Loan Mortgage Corp.	2.500	07/01/52	120	98,196
Federal Home Loan Mortgage Corp.	3.000	02/01/32	9	9,081
Federal Home Loan Mortgage Corp.	3.000	02/01/32	10	9,626
Federal Home Loan Mortgage Corp.	3.000	01/01/37	5	4,950
Federal Home Loan Mortgage Corp.	3.000	12/01/37	7	6,831
Federal Home Loan Mortgage Corp.	3.000	12/01/42	55	49,601
Federal Home Loan Mortgage Corp.	3.000	11/01/46	17	15,002
Federal Home Loan Mortgage Corp.	3.000	01/01/47	110	96,471
Federal Home Loan Mortgage Corp.	3.000	03/01/47	77	67,177
Federal Home Loan Mortgage Corp.	3.000	12/01/47	43	37,418
Federal Home Loan Mortgage Corp.	3.000	04/01/52	262	224,328
Federal Home Loan Mortgage Corp.	3.500	11/01/37	9	8,170
Federal Home Loan Mortgage Corp.	3.500	06/01/42	15	13,511
Federal Home Loan Mortgage Corp.	3.500	04/01/46	18	16,624
Federal Home Loan Mortgage Corp.	3.500	11/01/47	25	22,681
Federal Home Loan Mortgage Corp.	3.500	11/01/47	31	28,392
Federal Home Loan Mortgage Corp.	3.500	02/01/48	91	81,818
Federal Home Loan Mortgage Corp.	4.000	10/01/45	16	15,392
Federal Home Loan Mortgage Corp.	4.000	05/01/46	32	30,131
Federal Home Loan Mortgage Corp.	4.000	03/01/47	14	13,479
Federal Home Loan Mortgage Corp.	4.000	01/01/48	22	20,036
Federal Home Loan Mortgage Corp.	4.500	07/01/47	34	31,999
Federal Home Loan Mortgage Corp.	4.500	12/01/48	8	7,515
Federal Home Loan Mortgage Corp.	5.000	08/01/53	438	424,942
Federal Home Loan Mortgage Corp.	5.000	11/01/54	257	248,751
Federal Home Loan Mortgage Corp.	5.000	11/01/55	246	237,796
Federal Home Loan Mortgage Corp.	5.500	07/01/54	129	127,881
Federal Home Loan Mortgage Corp.	5.500	02/01/55	77	76,146
Federal Home Loan Mortgage Corp.	5.500	10/01/55	500	495,236
Federal Home Loan Mortgage Corp.	5.500	11/01/55	245	242,868
Federal Home Loan Mortgage Corp.	6.750	03/15/31	25	27,388
Federal Home Loan Mortgage Corp., MTN	1.220	08/19/30	25	21,855
Federal National Mortgage Assoc.	0.875	08/05/30	10	8,710
Federal National Mortgage Assoc.	1.500	10/01/50	179	133,184
Federal National Mortgage Assoc.	1.500	11/01/50	181	134,881
Federal National Mortgage Assoc.	2.000	05/01/36	336	303,952
Federal National Mortgage Assoc.	2.000	11/01/36	24	21,786
Federal National Mortgage Assoc.	2.000	12/01/36	57	51,324

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.000%	07/01/40	125	$107,821
Federal National Mortgage Assoc.	2.000	01/01/41	296	254,858
Federal National Mortgage Assoc.	2.000	05/01/41	305	262,176
Federal National Mortgage Assoc.	2.000	09/01/50	238	187,333
Federal National Mortgage Assoc.	2.000	12/01/50	126	100,902
Federal National Mortgage Assoc.	2.000	01/01/51	226	177,756
Federal National Mortgage Assoc.	2.000	03/01/51	104	81,548
Federal National Mortgage Assoc.	2.000	05/01/51	127	99,705
Federal National Mortgage Assoc.	2.000	10/01/51	88	69,262
Federal National Mortgage Assoc.	2.500	06/01/28	10	10,304
Federal National Mortgage Assoc.	2.500	09/01/35	36	32,900
Federal National Mortgage Assoc.	2.500	02/01/43	22	19,304
Federal National Mortgage Assoc.	2.500	09/01/46	24	19,897
Federal National Mortgage Assoc.	2.500	09/01/46	41	34,064
Federal National Mortgage Assoc.	2.500	05/01/50	132	108,954
Federal National Mortgage Assoc.	2.500	08/01/50	162	133,662
Federal National Mortgage Assoc.	2.500	10/01/50	423	349,874
Federal National Mortgage Assoc.	2.500	04/01/51	306	252,402
Federal National Mortgage Assoc.	2.500	05/01/51	180	148,225
Federal National Mortgage Assoc.	2.500	08/01/51	73	60,896
Federal National Mortgage Assoc.	2.500	11/01/51	331	272,156
Federal National Mortgage Assoc.	3.000	11/01/28	8	8,121
Federal National Mortgage Assoc.	3.000	01/01/30	26	25,247
Federal National Mortgage Assoc.	3.000	12/01/36	16	15,018
Federal National Mortgage Assoc.	3.000	10/01/42	10	8,766
Federal National Mortgage Assoc.	3.000	12/01/42	66	58,974
Federal National Mortgage Assoc.	3.000	02/01/43	124	111,474
Federal National Mortgage Assoc.	3.000	04/01/43	33	29,714
Federal National Mortgage Assoc.	3.000	08/01/43	98	87,013
Federal National Mortgage Assoc.	3.000	01/01/47	115	100,541
Federal National Mortgage Assoc.	3.000	02/01/47	78	67,753
Federal National Mortgage Assoc.	3.000	01/01/50	217	187,293
Federal National Mortgage Assoc.	3.000	11/01/50	82	70,217
Federal National Mortgage Assoc.	3.500	08/01/31	11	10,295
Federal National Mortgage Assoc.	3.500	10/01/32	6	5,603
Federal National Mortgage Assoc.	3.500	06/01/33	8	8,108
Federal National Mortgage Assoc.	3.500	01/01/42	43	39,803
Federal National Mortgage Assoc.	3.500	03/01/42	49	45,756
Federal National Mortgage Assoc.	3.500	10/01/42	131	121,883
Federal National Mortgage Assoc.	3.500	11/01/42	33	30,078
Federal National Mortgage Assoc.	3.500	08/01/43	42	39,211
Federal National Mortgage Assoc.	3.500	03/01/45	71	64,304
Federal National Mortgage Assoc.	3.500	01/01/46	14	12,329
Federal National Mortgage Assoc.	3.500	12/01/46	150	135,471
Federal National Mortgage Assoc.	3.500	01/01/47	30	26,869
Federal National Mortgage Assoc.	3.500	09/01/47	40	36,435
Federal National Mortgage Assoc.	3.500	04/01/52	143	126,913
Federal National Mortgage Assoc.	4.000	01/01/41	81	77,407
Federal National Mortgage Assoc.	4.000	04/01/41	43	41,270
Federal National Mortgage Assoc.	4.000	02/01/47	42	39,471
Federal National Mortgage Assoc.	4.000	04/01/48	74	69,133
Federal National Mortgage Assoc.	4.000	04/01/52	161	147,128
Federal National Mortgage Assoc.	4.000	05/01/52	248	227,365
Federal National Mortgage Assoc.	4.500	03/01/41	41	40,161
Federal National Mortgage Assoc.	4.500	02/01/44	34	32,740
Federal National Mortgage Assoc.	4.500	01/01/45	39	37,271
Federal National Mortgage Assoc.	4.500	04/01/48	21	19,864
Federal National Mortgage Assoc.	4.500	05/01/48	7	6,224
Federal National Mortgage Assoc.	4.500	08/01/48	8	7,818
Federal National Mortgage Assoc.	4.500	02/01/49	7	6,418
Federal National Mortgage Assoc.	4.500	06/01/52	81	76,643

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%	07/01/52	145	$137,648
Federal National Mortgage Assoc.	5.000	11/01/35	45	44,530
Federal National Mortgage Assoc.	5.000	06/01/40	8	8,291
Federal National Mortgage Assoc.	5.000	03/01/42	20	19,640
Federal National Mortgage Assoc.	5.500	11/01/52	258	257,530
Federal National Mortgage Assoc.	5.500	02/01/53	186	185,924
Federal National Mortgage Assoc.	5.500	11/01/55	500	495,548
Federal National Mortgage Assoc.	6.000	11/01/53	146	148,297
Federal National Mortgage Assoc.	6.500	05/01/55	40	41,752
Federal National Mortgage Assoc.	6.625	11/15/30	40	43,392
Government National Mortgage Assoc.	2.000	12/20/50	386	309,435
Government National Mortgage Assoc.	2.500	03/20/43	5	4,468
Government National Mortgage Assoc.	2.500	12/20/46	9	7,650
Government National Mortgage Assoc.	2.500	05/20/51	377	314,726
Government National Mortgage Assoc.	2.500	10/20/51	66	54,820
Government National Mortgage Assoc.	3.000	01/20/43	46	41,202
Government National Mortgage Assoc.	3.000	04/20/45	18	16,340
Government National Mortgage Assoc.	3.000	07/20/46	33	28,731
Government National Mortgage Assoc.	3.000	09/20/46	33	29,218
Government National Mortgage Assoc.	3.000	03/20/49	39	34,255
Government National Mortgage Assoc.	3.000	06/20/51	65	56,277
Government National Mortgage Assoc.	3.500	12/20/42	93	85,295
Government National Mortgage Assoc.	3.500	01/20/44	25	23,143
Government National Mortgage Assoc.	3.500	04/20/45	13	12,154
Government National Mortgage Assoc.	3.500	07/20/46	58	52,287
Government National Mortgage Assoc.	3.500	08/20/46	90	81,295
Government National Mortgage Assoc.	3.500	09/20/46	14	12,436
Government National Mortgage Assoc.	3.500	07/20/47	38	33,962
Government National Mortgage Assoc.	3.500	11/20/47	25	22,465
Government National Mortgage Assoc.	3.500	10/20/49	176	158,024
Government National Mortgage Assoc.	3.500	12/20/50	70	62,249
Government National Mortgage Assoc.	4.000	12/20/45	41	37,859
Government National Mortgage Assoc.	4.000	10/20/46	2	2,160
Government National Mortgage Assoc.	4.000	03/20/47	19	17,498
Government National Mortgage Assoc.	4.000	07/20/47	23	21,658
Government National Mortgage Assoc.	4.000	09/20/47	289	267,560
Government National Mortgage Assoc.	4.000	03/20/49	10	8,841
Government National Mortgage Assoc.	4.000	03/20/52	116	106,788
Government National Mortgage Assoc.	4.500	04/20/41	8	7,615
Government National Mortgage Assoc.	4.500	03/20/44	22	20,764
Government National Mortgage Assoc.	4.500	12/20/44	19	18,677
Government National Mortgage Assoc.	4.500	11/20/46	10	9,766
Government National Mortgage Assoc.	4.500	01/20/47	3	2,948
Government National Mortgage Assoc.	4.500	08/20/52	207	195,572
Government National Mortgage Assoc.	5.000	04/20/45	14	14,064
Government National Mortgage Assoc.	5.000	11/20/54	531	515,664
Government National Mortgage Assoc.	5.500	12/15/33	5	4,728
Government National Mortgage Assoc.	5.500	05/20/53	1	813
Government National Mortgage Assoc.	5.500	08/20/54	22	21,808
Government National Mortgage Assoc.	5.500	09/20/54	57	56,402
Government National Mortgage Assoc.	6.000	09/20/54	129	131,779
Israel Government AID Bond, U.S. Gov’t. Gtd. Notes, Series 30Y	5.500	09/18/33	55	57,469
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250	02/01/55	35	32,885

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,265,681)				13,902,725

U.S. TREASURY OBLIGATIONS 33.8%
U.S. Treasury Bonds	2.250	08/15/49	1,990	1,175,655
U.S. Treasury Bonds	2.375	02/15/42	50	35,047
U.S. Treasury Bonds	2.875	05/15/43	230	169,445
U.S. Treasury Bonds	3.000	11/15/44	20	14,647

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds	3.625%	08/15/43	2,040	$1,669,294
U.S. Treasury Bonds	4.000	11/15/52	845	688,411
U.S. Treasury Bonds	4.500	11/15/54	75	66,457
U.S. Treasury Bonds	4.625	05/15/54	548	495,683
U.S. Treasury Bonds	4.625	02/15/55	525	474,879
U.S. Treasury Bonds	4.750	11/15/53	767	706,958
U.S. Treasury Bonds	5.000	05/15/56	25	24,051
U.S. Treasury Notes	0.500	10/31/27	120	114,675
U.S. Treasury Notes	1.375	10/31/28	2,200	2,063,531
U.S. Treasury Notes	1.500	11/30/28	1,450	1,360,621
U.S. Treasury Notes	2.750	05/31/29	785	752,373
U.S. Treasury Notes	3.125	08/31/29	610	588,841
U.S. Treasury Notes	3.500	02/15/33	1,520	1,431,412
U.S. Treasury Notes	3.875	08/15/33	775	742,850
U.S. Treasury Notes	4.125	11/15/27	420	419,458
U.S. Treasury Notes	4.250	02/15/28	700	699,973
U.S. Treasury Notes	4.250	02/28/31	1,190	1,181,912
U.S. Treasury Notes	4.250	05/15/35	850	824,500
U.S. Treasury Notes	4.375	07/31/31	520	518,862
U.S. Treasury Notes	4.375	07/31/33	185	182,904
U.S. Treasury Notes	4.375	05/15/36	160	155,825
U.S. Treasury Notes	4.625	09/30/30	740	746,244
U.S. Treasury Strips Coupon	3.621(s)	05/15/44(k)	295	111,800
U.S. Treasury Strips Coupon	4.589(s)	08/15/41	170	76,765
U.S. Treasury Strips Coupon	5.031(s)	08/15/42	30	12,686

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,197,489)				17,505,759

TOTAL LONG-TERM INVESTMENTS (cost $53,910,374)				51,005,072

			Shares

SHORT-TERM INVESTMENTS 5.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)			1,867,347	1,867,347
PGIM Institutional Money Market Fund (7-day effective yield 3.854%) (cost $753,880; includes $752,113 of cash collateral for securities on loan)(b)(wb)			754,486	753,882

TOTAL SHORT-TERM INVESTMENTS (cost $2,621,227)				2,621,229

TOTAL INVESTMENTS 103.5% (cost $56,531,601)				53,626,301
Liabilities in excess of other assets(z) (3.5)%				(1,834,891)

NET ASSETS 100.0%				$51,791,410

See the Glossary for a list of the abbreviation(s) used in the annual report. # Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $733,351; cash collateral of $752,113 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Position:
5	2 Year U.S. Treasury Notes	Sep. 2026	$1,028,047	$(2,911)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$14,022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$196,944	$—
Commercial Mortgage-Backed Securities	—	2,197,042	—
Corporate Bonds	—	16,205,878	—
Municipal Bonds	—	425,702	—
Sovereign Bonds	—	571,022	—
U.S. Government Agency Obligations	—	13,902,725	—
U.S. Treasury Obligations	—	17,505,759	—
Short-Term Investments
Affiliated Mutual Funds	2,621,229	—	—

Total	$2,621,229	$51,005,072	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(2,911)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2026 were as follows:

U.S. Treasury Obligations	33.8%
U.S. Government Agency Obligations	26.9
Banks	6.6
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	5.0
Commercial Mortgage-Backed Securities	4.2

Electric	4.0%
Pipelines	2.3
Real Estate Investment Trusts (REITs)	2.1
Healthcare-Services	1.8
Insurance	1.4
Pharmaceuticals	1.4

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Industry Classification (continued):
Sovereign Bonds	1.1%	Foods	0.2%
Internet	1.1	Building Materials	0.2
Agriculture	0.9	Electronics	0.1
Telecommunications	0.9	Miscellaneous Manufacturing	0.1
Software	0.9	Airlines	0.1
Municipal Bonds	0.8	Machinery-Diversified	0.1
Chemicals	0.8	Engineering & Construction	0.1
Commercial Services	0.7	Office/Business Equipment	0.1
Gas	0.7	Iron/Steel	0.1
Oil & Gas	0.7	Retail	0.1
Aerospace & Defense	0.6	Computers	0.1
Semiconductors	0.5	Packaging & Containers	0.1
Auto Manufacturers	0.4	Leisure Time	0.0 *

Automobiles	0.4		103.5
Beverages	0.3	Liabilities in excess of other assets	(3.5)
Mining	0.3

Media	0.3		100.0%

Biotechnology	0.2
Home Builders	0.2
Diversified Financial Services	0.2	* Less than 0.05%
Lodging	0.2
Transportation	0.2
Healthcare-Products	0.2

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is Interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$2,911*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(10,566)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,911)

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts — Long Positions (1)	$787,770

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2026

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$733,351	$(733,351)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value, including securities on loan of $733,351:
Unaffiliated investments (cost $53,910,374)	$51,005,072
Affiliated investments (cost $2,621,227)	2,621,229
Receivable for investments sold	515,828
Dividends and interest receivable	462,654
Receivable for Fund shares sold	116,757
Due from Manager	4,569
Prepaid expenses	78

Total Assets	54,726,187

Liabilities

Payable for investments purchased	2,088,073
Payable to broker for collateral for securities on loan	752,113
Accrued expenses and other liabilities	92,392
Due to broker—variation margin futures	1,172
Trustees’ fees payable	840
Payable for Fund shares purchased	153
Affiliated transfer agent fee payable	34

Total Liabilities	2,934,777

Net Assets	$51,791,410

Net assets were comprised of:
Paid-in capital	$61,128,203
Total distributable earnings (loss)	(9,336,793)

Net assets, July 31, 2026	$51,791,410

Class R6

Net asset value, offering price and redemption price per share, ($51,791,410 ÷ 6,118,479 shares of beneficial interest issued and outstanding)	$8.46

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income	$2,296,585
Affiliated dividend income	37,562
Income from securities lending, net (including affiliated income of $563)	565

Total income	2,334,712

Expenses
Management fee	104,672
Audit fee	64,300
Custodian and accounting fees	43,339
Professional fees	38,949
Shareholders’ reports	14,589
Trustees’ fees	10,296
Fund data services	8,911
Transfer agent’s fees and expenses (including affiliated expense of $452)	700
Registration fees	638
Miscellaneous	12,791

Total expenses	299,185
Less: Fee waiver and/or expense reimbursement	(194,513)

Net expenses	104,672

Net investment income (loss)	2,230,040

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(178))	(19,795)
Futures transactions	(10,566)

(30,361)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2)	(544,353)
Futures	(2,911)

(547,264)

Net gain (loss) on investment transactions	(577,625)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,652,415

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,230,040	$2,090,985
Net realized gain (loss) on investment transactions	(30,361)	(431,735)
Net change in unrealized appreciation (depreciation) on investments	(547,264)	169,680

Net increase (decrease) in net assets resulting from operations	1,652,415	1,828,930

Dividends and Distributions
Distributions from distributable earnings
Class R6	(2,310,254)	(2,175,434)

Fund share transactions
Net proceeds from shares sold (1,239,028 and 3,277,744 shares, respectively)	10,756,161	28,136,435
Net asset value of shares issued in reinvestment of dividends and distributions (265,951 and 252,443 shares, respectively)	2,308,155	2,175,434
Cost of shares purchased (2,106,652 and 1,605,748 shares, respectively)	(18,311,312)	(13,805,872)

Net increase (decrease) in net assets from Fund share transactions	(5,246,996)	16,505,997

Total increase (decrease)	(5,904,835)	16,159,493

Net Assets:
Beginning of year	57,696,245	41,536,752

End of year	$51,791,410	$57,696,245

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2026	2025	2024		2023		2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.59	$8.66	$8.55		$9.15		$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.34	0.29		0.23		0.15
Net realized and unrealized gain (loss) on investment transactions	(0.12)	(0.05)	0.13		(0.57)		(1.16)
Total from investment operations	0.23	0.29	0.42		(0.34)		(1.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.36)	(0.31)		(0.26)		(0.20)
Tax return of capital distributions	-	-	-		(-	)(b)	-
Distributions from net realized gains	-	-	-		-		(0.03)
Total dividends and distributions	(0.36)	(0.36)	(0.31)		(0.26)		(0.23)
Net asset value, end of year	$8.46	$8.59	$8.66		$8.55		$9.15
Total Return(c):	2.70%	3.38%	5.07%		(3.66)%		(9.79)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,791	$57,696	$41,537		$44,529		$51,685
Average net assets (000)	$55,090	$52,227	$45,717		$49,258		$58,320
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.49	%(e)	0.50%		0.50%
Expenses before waivers and/or expense reimbursement	0.54%	0.57%	0.68%		0.63%		0.55%
Net investment income (loss)	4.05%	4.00%	3.45%		2.66%		1.49%
Portfolio turnover rate(f)(g)	140%	128%	155%		191%		171%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.4%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	01/15/30	6,011	$5,615,327
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/30	190	175,964
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	3,727	3,417,426
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/32	4,177	3,748,135
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	07/15/29	282	267,517
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	02/15/50	1,401	743,216
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	625	607,457
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	07/15/32	173	158,699
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	1,130	789,479
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	994	729,654
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	918	622,755
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	4,121	3,990,274
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	118	78,939
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	820	574,130
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	95	64,331
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	186	124,236
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/33	2,931	2,741,606
U.S. Treasury Inflation Indexed Bonds, TIPS	1.250	04/15/31	319	306,109
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	07/15/33	943	893,911
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	625	489,209
U.S. Treasury Inflation Indexed Bonds, TIPS(k)	1.500	02/15/53	1,663	1,193,921
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	5,215	5,158,872
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/34	1,494	1,440,042
U.S. Treasury Inflation Indexed Bonds, TIPS	1.875	07/15/34	545	529,004
U.S. Treasury Inflation Indexed Bonds, TIPS	1.875	07/15/35	2,348	2,257,926
U.S. Treasury Inflation Indexed Bonds, TIPS	1.875	01/15/36	1,315	1,253,589
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	04/15/29	829	826,192
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	01/15/35	3,398	3,339,675
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	23	21,774
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	122	113,304
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/54	737	610,153
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	07/15/36	738	733,934
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	02/15/55	191	166,881
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	1,576	1,586,783
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875	04/15/29	82	84,982

TOTAL LONG-TERM INVESTMENTS (cost $46,949,586)				45,455,406

			Shares

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.777%) (cost $627,218)(wb)			627,218	627,218

TOTAL INVESTMENTS 99.7% (cost $47,576,804)				46,082,624
Other assets in excess of liabilities(z) 0.3%				117,559

NET ASSETS 100.0%				$46,200,183

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2026

Inflation swap agreements outstanding at July 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreement:
695	06/11/27	3.058%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(3,524)	$(3,524)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$165,935

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$45,455,406	$—
Short-Term Investment
Affiliated Mutual Fund	627,218	—	—

Total	$627,218	$45,455,406	$—

Other Financial Instruments*
Liabilities
Centrally Cleared Inflation Swap Agreement	$—	$(3,524)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Security Allocations:

The sector allocations of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2026 were as follows:

U.S. Treasury Obligations	98.4%
Affiliated Mutual Fund	1.3

99.7
Other assets in excess of liabilities	0.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2026

Fair values of derivative instruments as of July 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin swaps	$3,524*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	$(137)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	$(3,524)

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Inflation Swap Agreements (1)	$139,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $46,949,586)	$45,455,406
Affiliated investments (cost $627,218)	627,218
Receivable for investments sold	1,022,454
Receivable for Fund shares sold	174,898
Interest receivable	70,538
Due from Manager	5,241
Due from broker—variation margin swaps	104
Prepaid expenses	141

Total Assets	47,356,000

Liabilities

Payable for investments purchased	1,091,321
Audit fee payable	37,389
Accrued expenses and other liabilities	25,910
Trustees’ fees payable	840
Payable for Fund shares purchased	313
Affiliated transfer agent fee payable	44

Total Liabilities	1,155,817

Net Assets	$46,200,183

Net assets were comprised of:
Paid-in capital	$64,747,679
Total distributable earnings (loss)	(18,547,496)

Net assets, July 31, 2026	$46,200,183

Class R6

Net asset value, offering price and redemption price per share, ($46,200,183 ÷ 5,710,981 shares of beneficial interest issued and outstanding)	$8.09

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income	$3,368,685
Affiliated dividend income	21,234
Affiliated income from securities lending, net	9

Total income	3,389,928

Expenses
Management fee	134,193
Audit fee	37,388
Custodian and accounting fees	35,655
Professional fees	35,653
Shareholders’ reports	12,483
Trustees’ fees	10,333
Fund data services	8,601
Transfer agent’s fees and expenses (including affiliated expense of $527)	889
Registration fees	638
Miscellaneous	11,943

Total expenses	287,776
Less: Fee waiver and/or expense reimbursement	(111,861)

Net expenses	175,915

Net investment income (loss)	3,214,013

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(544,809)
Swap agreement transactions	(137)

(544,946)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,182,328)
Swap agreements	(3,524)

(1,185,852)

Net gain (loss) on investment transactions	(1,730,798)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,483,215

See Notes to Financial Statements.

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,214,013	$2,522,666
Net realized gain (loss) on investment transactions	(544,946)	(1,050,214)
Net change in unrealized appreciation (depreciation) on investments	(1,185,852)	862,921

Net increase (decrease) in net assets resulting from operations	1,483,215	2,335,373

Dividends and Distributions
Distributions from distributable earnings
Class R6	(3,253,995)	(2,646,222)

Fund share transactions
Net proceeds from shares sold (1,792,185 and 2,434,229 shares, respectively)	15,064,239	20,445,971
Net asset value of shares issued in reinvestment of dividends and distributions (389,813 and 313,982 shares, respectively)	3,252,205	2,645,926
Cost of shares purchased (3,939,086 and 2,632,639 shares, respectively)	(32,958,882)	(22,054,439)

Net increase (decrease) in net assets from Fund share transactions	(14,642,438)	1,037,458

Total increase (decrease)	(16,413,218)	726,609

Net Assets:
Beginning of year	62,613,401	61,886,792

End of year	$46,200,183	$62,613,401

See Notes to Financial Statements.

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2026	2025	2024	2023	2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.38	$8.42	$8.50	$9.44	$10.83
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.34	0.37	0.36	0.68
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.25)	(0.03)	(0.04)	(0.88)	(1.08)
Total from investment operations	0.21	0.31	0.33	(0.52)	(0.40)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.35)	(0.41)	(0.42)	(0.78)
Distributions from net realized gains	-	-	-	-	(0.21)
Total dividends and distributions	(0.50)	(0.35)	(0.41)	(0.42)	(0.99)
Net asset value, end of year	$8.09	$8.38	$8.42	$8.50	$9.44
Total Return(b):	2.53%	3.76%	4.11%	(5.52)%	(3.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,200	$62,613	$61,887	$80,522	$90,662
Average net assets (000)	$58,345	$63,034	$68,536	$84,102	$83,845
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.30%	0.32%	0.40%	0.40%	0.39%
Expenses before waivers and/or expense reimbursement	0.49%	0.49%	0.44%	0.40%	0.39%
Net investment income (loss)	5.51%	4.00%	4.50%	4.18%	6.66%
Portfolio turnover rate(d)	58%	85%	66%	68%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2026

Description			Shares	Value

SHORT-TERM INVESTMENTS 100.2%

AFFILIATED MUTUAL FUND 17.2%
PGIM Core Government Money Market Fund (7-day effective yield 3.777%) (cost $3,961,459)(bb)(wb)			3,961,459	$3,961,459

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 83.0%
U.S. Treasury Bills	3.642%	10/08/26(bb)(k)	3,000	2,979,783
U.S. Treasury Bills	3.673	10/08/26	8,500	8,442,718
U.S. Treasury Bills	3.893	12/24/26	7,750	7,632,120

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,052,507)				19,054,621

TOTAL INVESTMENTS 100.2% (cost $23,013,966)				23,016,080
Liabilities in excess of other assets(z) (0.2)%				(43,432)

NET ASSETS 100.0%				$22,972,648

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2026(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
29	Brent Crude	Nov. 2026	$2,452,820	$ 329,224
5	Robusta Coffee 10-T	Sep. 2026	189,100	19,027
4	Coffee ’C’	Sep. 2026	498,150	130,684
7	Copper	Sep. 2026	1,131,463	(19,800)
51	Corn	Sep. 2026	1,123,913	6,643
5	Gasoline RBOB	Sep. 2026	653,982	48,071
6	Gold 100 OZ	Dec. 2026	2,464,200	(55,406)
14	Hard Red Winter Wheat	Sep. 2026	495,250	49,505
11	Lean Hogs	Oct. 2026	373,340	12,393
7	Live Cattle	Oct. 2026	636,300	(19,348)
4	LME Lead	Sep. 2026	185,961	(14,973)
5	LME Nickel	Sep. 2026	515,142	(20,205)
12	LME PRI Aluminum	Sep. 2026	956,523	(134,868)
6	LME Zinc	Sep. 2026	549,776	12,606
11	Low Sulphur Gas Oil	Sep. 2026	1,353,550	273,555
62	Natural Gas	Sep. 2026	1,703,140	(328,840)
13	No. 2 Soft Red Winter Wheat	Sep. 2026	415,513	20,370
6	NY Harbor ULSD	Sep. 2026	1,032,066	144,783
2	Palladium	Sep. 2026	256,280	(2,709)
2	Platinum	Oct. 2026	165,870	(12,726)
29	SGX Iron Ore	Sep. 2026	278,052	(9,001)
2	Silver	Sep. 2026	577,860	(174,270)
20	Soybean	Nov. 2026	1,187,500	23,477
20	Soybean Meal	Dec. 2026	642,400	6,399

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2026

Commodity Futures contracts outstanding at July 31, 2026(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions: (cont’d):

11	Soybean Oil	Dec. 2026	$441,540	$ (31,616)
41	Sugar No. 11	Oct. 2026	673,187	(7,838)
27	WTI Crude	Sep. 2026	2,286,090	(9,533)

				235,604

Short Positions: 1 LME Lead		Sep. 2026	46,490	595
2	LME Nickel	Sep. 2026	206,057	(8,661)
2	LME PRI Aluminum	Sep. 2026	159,421	(1,306)
4	LME Zinc	Sep. 2026	366,517	(9,983)

				(19,355)

				$ 216,249

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$—	$2,681,805

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Affiliated Mutual Fund	$3,961,459	$—	$—
U.S. Treasury Obligations	—	19,054,621	—

Total	$3,961,459	$19,054,621	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$1,077,332	$—	$—

Liabilities
Commodity Futures Contracts	$(861,083)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2026

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2026 were as follows:

U.S. Treasury Obligations	83.0%
Affiliated Mutual Fund	17.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2026 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$1,077,332*	Due from/to broker-variation margin futures	$861,083*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$9,622,238

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$746,139

For the year ended July 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$35,597,992
Futures Contracts - Short Positions (1)	3,232,449

*	Average volume is based on average quarter end balances for the year ended July 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $19,052,507)	$19,054,621
Affiliated investments (cost $3,961,459)	3,961,459
Receivable for Fund shares sold	282,343
Due from Manager	4,831
Prepaid expenses	80

Total Assets	23,303,334

Liabilities

Deposit due to broker for centrally cleared/exchange-traded derivatives	176,796
Payable for Fund shares purchased	68,801
Audit fee payable	31,514
Due to broker—variation margin futures	16,477
Shareholders’ reports fee payable	13,269
Accrued expenses and other liabilities	11,768
Custodian and accounting fees payable	11,073
Trustees’ fees payable	827
Affiliated transfer agent fee payable	161

Total Liabilities	330,686

Net Assets	$22,972,648

Net assets were comprised of:
Paid-in capital	$33,522,281
Total distributable earnings (loss)	(10,549,633)

Net assets, July 31, 2026	$22,972,648

Class Z

Net asset value, offering price and redemption price per share,
($457,155 ÷ 51,430 shares of beneficial interest issued and outstanding)	$8.89

Class R6

Net asset value, offering price and redemption price per share,
($22,515,493 ÷ 2,540,713 shares of beneficial interest issued and outstanding)	$8.86

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)

Income
Interest income	$1,052,182
Affiliated dividend income	213,940

Total income	1,266,122

Expenses
Management fee	150,667
Professional fees	56,014
Custodian and accounting fees	33,609
Audit fee	31,513
Registration fees(a)	26,119
Shareholders’ reports	22,324
Fund data services	19,866
Trustees’ fees	10,036
Transfer agent’s fees and expenses (including affiliated expense of $1,902)(a)	6,587
Miscellaneous	8,242

Total expenses	364,977
Less: Fee waiver and/or expense reimbursement(a)	(138,247)

Net expenses	226,730

Net investment income (loss)	1,039,392

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	8,220
Futures transactions	9,622,238

9,630,458

Net change in unrealized appreciation (depreciation) on:
Investments	1,789
Futures	746,139

747,928

Net gain (loss) on investment transactions	10,378,386

Net Increase (Decrease) In Net Assets Resulting From Operations	$11,417,778

(a)	Class specific expenses and waivers were as follows:

	Class Z	Class R6
Registration fees	22,225	3,894
Transfer agent’s fees and expenses	4,322	2,265
Fee waiver and/or expense reimbursement	(30,277)	(107,970)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,039,392	$1,694,037
Net realized gain (loss) on investment transactions	9,630,458	133,329
Net change in unrealized appreciation (depreciation) on investments	747,928	1,770,120

Net increase (decrease) in net assets resulting from operations	11,417,778	3,597,486

Dividends and Distributions
Distributions from distributable earnings
Class Z	(17,315)	(5,699)
Class R6	(2,713,240)	(1,753,137)

Total dividends and distributions	(2,730,555)	(1,758,836)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,992,127	26,419,154
Net asset value of shares issued in reinvestment of dividends and distributions	2,730,535	1,371,892
Cost of shares purchased	(46,932,863)	(29,355,819)

Net increase (decrease) in net assets from Fund share transactions	(31,210,201)	(1,564,773)

Total increase (decrease)	(22,522,978)	273,877

Net Assets:

Beginning of year	45,495,626	45,221,749

End of year	$22,972,648	$45,495,626

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights

Class Z Shares
	Year Ended July 31,					December 14, 2021(a) through July 31,
	2026	2025	2024		2023	2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.89	$6.65	$7.22		$10.53	$7.94
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.26 (c)	0.31		0.24	0.01(c)
Net realized and unrealized gain (loss) on investment transactions	2.32	0.25 (d)	(0.63)		(1.23)	2.58
Total from investment operations	2.56	0.51	(0.32)		(0.99)	2.59
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.27)	(0.25)		(2.32)	-
Net asset value, end of period	$8.89	$6.89	$6.65		$7.22	$10.53
Total Return(e):	39.43%	7.90%	(4.37)%		(10.36)%	32.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$457	$12,738	$202		$738	$532
Average net assets (000)	$1,839	$3,108	$491		$5,071	$424
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.71	%(g)	0.70%	0.70%(h)
Expenses before waivers and/or expense reimbursement	2.35%	1.66%	5.24%		1.41%	9.94%(h)
Net investment income (loss)	3.48%	3.66%	4.56%		3.10%	0.08%(h)
Portfolio turnover rate(i)	0%	0%	0%		0%	0%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,
	2026	2025	2024		2023	2022

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.87	$6.64	$7.21		$10.53	$12.02
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27 (b)	0.32		0.24	(0.02)
Net realized and unrealized gain (loss) on investment transactions	2.30	0.23 (c)	(0.63)		(1.22)	2.45
Total from investment operations	2.55	0.50	(0.31)		(0.98)	2.43
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.27)	(0.26)		(2.34)	(3.92)
Net asset value, end of year	$8.86	$6.87	$6.64		$7.21	$10.53
Total Return(d):	39.48%	7.76%	(4.19)%		(10.42)%	30.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,515	$32,758	$45,020		$60,679	$80,579
Average net assets (000)	$30,551	$40,336	$51,951		$69,187	$67,445
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.71	%(f)	0.65%	0.62%
Expenses before waivers and/or expense reimbursement	1.05%	0.89%	0.82%		0.72%	0.68%
Net investment income (loss)	3.19%	3.92%	4.58%		3.04%	(0.18)%
Portfolio turnover rate(g)	0%	0%	0%		0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments

as of July 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 96.0%

Aerospace & Defense 4.1%

AeroVironment, Inc.*(a)	109	$16,281
ATI, Inc.*	495	92,783
BWX Technologies, Inc.	325	54,828
Carpenter Technology Corp.	180	93,539
Curtiss-Wright Corp.	135	97,740
Hexcel Corp.	275	28,311
Kratos Defense & Security Solutions, Inc.*	680	31,688
Moog, Inc. (Class A Stock)	104	40,544
StandardAero, Inc.*	685	20,077
Woodward, Inc.	218	78,644

		554,435

Air Freight & Logistics 0.2%

GXO Logistics, Inc.*	415	20,816

Automobile Components 1.0%

Autoliv, Inc. (Sweden)	250	30,792
BorgWarner, Inc.	740	47,167
Gentex Corp.	785	18,338
Lear Corp.	180	23,515
Visteon Corp.	90	9,409

		129,221

Automobiles 0.2%

Harley-Davidson, Inc.	385	9,448
Thor Industries, Inc.	200	14,994

		24,442

Banks 5.9%

Associated Banc-Corp.	590	18,219
Bank OZK	370	18,981
Columbia Banking System, Inc.	1,050	32,833
Commerce Bancshares, Inc.	497	29,457
Cullen/Frost Bankers, Inc.	220	36,595
East West Bancorp, Inc.	498	65,238
First Financial Bankshares, Inc.	470	16,516
First Horizon Corp.	1,745	44,742
Flagstar Bank NA	1,131	16,083
FNB Corp.	1,296	24,494
Glacier Bancorp, Inc.	465	22,920
Hancock Whitney Corp.	295	22,715
Home BancShares, Inc.	690	21,438
International Bancshares Corp.	205	15,691
Old National Bancorp	1,265	33,700
Pinnacle Financial Partners, Inc.	544	57,245
Prosperity Bancshares, Inc.	425	31,820
SOUTHSTATE BANK Corp.	350	36,781
Texas Capital Bancshares, Inc.	155	15,322
UMB Financial Corp.	260	37,890
United Bankshares, Inc.	505	24,467
Valley National Bancorp	1,735	24,793
Webster Financial Corp.	590	45,560
Western Alliance Bancorp	365	29,379

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Wintrust Financial Corp.	241	$ 38,449
Zions Bancorp NA	540	37,638

		798,966

Beverages 0.4%

Boston Beer Co., Inc. (The) (Class A Stock)*	20	3,664
Celsius Holdings, Inc.*	605	17,672
Coca-Cola Consolidated, Inc.	205	38,520

		59,856

Biotechnology 3.2%

Arrowhead Pharmaceuticals, Inc.*	505	42,748
BioMarin Pharmaceutical, Inc.*	705	42,314
Cytokinetics, Inc.*	500	38,565
Exelixis, Inc.*	910	48,257
Halozyme Therapeutics, Inc.*	430	35,492
Krystal Biotech, Inc.*	95	32,407
Neurocrine Biosciences, Inc.*	360	60,048
Roivant Sciences Ltd.*	1,630	55,273
United Therapeutics Corp.*	154	79,728

		434,832

Broadline Retail 0.3%

Macy’s, Inc.	970	24,076
Ollie’s Bargain Outlet Holdings, Inc.*	230	16,898

		40,974

Building Products 1.9%

AAON, Inc.	245	21,820
Advanced Drainage Systems, Inc.	260	36,005
Carlisle Cos., Inc.	146	52,548
Fortune Brands Innovations, Inc.	430	21,182
Louisiana-Pacific Corp.	240	17,383
Owens Corning	289	40,142
Simpson Manufacturing Co., Inc.	155	29,099
Trex Co., Inc.*	380	16,477
UFP Industries, Inc.	205	17,782

		252,438

Capital Markets 2.3%

Affiliated Managers Group, Inc.	97	35,573
Carlyle Group, Inc. (The)	955	43,949
Evercore, Inc. (Class A Stock)	142	45,519
Federated Hermes, Inc.	265	15,889
Hamilton Lane, Inc. (Class A Stock)	145	12,892
Houlihan Lokey, Inc.	195	24,471
Jefferies Financial Group, Inc.	591	32,269
Morningstar, Inc.	74	14,250
SEI Investments Co.	325	33,468
Stifel Financial Corp.	559	46,347

		304,627

Chemicals 1.5%

Ashland, Inc.	175	12,707
Avient Corp.	345	12,530

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Axalta Coating Systems Ltd.*	775	$27,753
Cabot Corp.	185	16,284
NewMarket Corp.	29	24,655
Olin Corp.	430	7,959
RPM International, Inc.	455	48,717
Scotts Miracle-Gro Co. (The)	170	11,165
Solstice Advanced Materials, Inc.	575	34,598
Westlake Corp.	125	8,812

		205,180

Commercial Services & Supplies 1.5%

Brink’s Co. (The)	155	18,360
Clean Harbors, Inc.*	180	56,318
MSA Safety, Inc.	130	24,735
RB Global, Inc. (Canada)	670	73,526
Tetra Tech, Inc.	955	31,668

		204,607

Communications Equipment 0.2%

Viavi Solutions, Inc.*	860	31,777

Construction & Engineering 2.6%

AECOM	474	34,313
API Group Corp.*	1,410	55,949
Dycom Industries, Inc.*	109	43,717
Fluor Corp.*	515	25,837
IES Holdings, Inc.*	30	22,336
MasTec, Inc.*	225	59,197
Sterling Infrastructure, Inc.*	113	67,435
Valmont Industries, Inc.	71	34,201

		342,985

Construction Materials 0.3%

Eagle Materials, Inc.	107	21,929
Knife River Corp.*	215	15,731

		37,660

Consumer Finance 0.7%

Ally Financial, Inc.	1,005	43,547
FirstCash Holdings, Inc.	135	27,541
SLM Corp.	695	18,067

		89,155

Consumer Staples Distribution & Retail 1.9%

Albertson’s Cos., Inc. (Class A Stock)	1,310	15,170
BJ’s Wholesale Club Holdings, Inc.*	460	44,979
Maplebear, Inc.*	605	26,983
Performance Food Group Co.*	565	64,630
Sprouts Farmers Market, Inc.*	345	30,070
US Foods Holding Corp.*	800	80,472

		262,304

Containers & Packaging 1.0%

AptarGroup, Inc.	225	30,141
Crown Holdings, Inc.	395	46,551

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Graphic Packaging Holding Co.	1,115	$11,964
Greif, Inc. (Class A Stock)	95	8,222
Silgan Holdings, Inc.	310	12,394
Sonoco Products Co.	355	20,008

		129,280

Diversified Consumer Services 0.8%

Duolingo, Inc.*	140	18,873
Graham Holdings Co. (Class B Stock)	14	16,850
Grand Canyon Education, Inc.*	90	13,081
H&R Block, Inc.	480	21,134
Service Corp. International	510	43,957

		113,895

Diversified REITs 0.4%

WP Carey, Inc.	805	59,248

Electric Utilities 0.8%

IDACORP, Inc.	195	27,868
OGE Energy Corp.	750	35,513
Portland General Electric Co.	425	20,965
TXNM Energy, Inc.	370	21,430

		105,776

Electrical Equipment 2.1%

Acuity, Inc.	111	36,451
EnerSys	125	23,256
Nextpower, Inc. (Class A Stock)*	540	48,530
nVent Electric PLC	580	89,222
Regal Rexnord Corp.	240	49,255
Sensata Technologies Holding PLC	525	24,302
Vicor Corp.*	86	17,834

		288,850

Electronic Equipment, Instruments & Components 3.4%

Advanced Energy Industries, Inc.	139	40,243
Arrow Electronics, Inc.*	185	40,065
Avnet, Inc.	290	25,764
Belden, Inc.	140	17,367
Cognex Corp.	610	39,796
Crane NXT Co.(a)	185	9,611
Fabrinet (Thailand)*	131	57,039
IPG Photonics Corp.*	90	7,655
Littelfuse, Inc.	90	39,792
Novanta, Inc.*	125	17,819
Sanmina Corp.*	195	36,184
TD SYNNEX Corp.	272	69,550
TTM Technologies, Inc.*	370	42,713
Vontier Corp.	505	16,226

		459,824

Energy Equipment & Services 1.3%

NOV, Inc.	1,320	25,647
TechnipFMC PLC (United Kingdom)	1,445	103,549

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

Valaris Ltd.*	235	$18,610
Weatherford International PLC	260	22,825

		170,631

Entertainment 0.6%

Roku, Inc.*	470	68,155
Warner Music Group Corp. (Class A Stock)	555	14,408

		82,563

Financial Services 1.9%

Corebridge Financial, Inc.	890	27,759
Equitable Holdings, Inc.	1,020	48,603
Essent Group Ltd.	340	22,426
Euronet Worldwide, Inc.*	130	9,273
MGIC Investment Corp.	780	23,431
Shift4 Payments, Inc. (Class A Stock)*(a)	215	11,395
Toast, Inc. (Class A Stock)*	1,710	55,182
Voya Financial, Inc.	325	32,315
WEX, Inc.*	120	22,435

		252,819

Food Products 0.6%

Darling Ingredients, Inc.*	580	35,171
Ingredion, Inc.	227	22,577
Marzetti Company (The)	70	7,481
Pilgrim’s Pride Corp.	175	4,788
Post Holdings, Inc.*	145	13,255

		83,272

Gas Utilities 1.0%

National Fuel Gas Co.	345	28,397
New Jersey Resources Corp.	360	20,840
ONE Gas, Inc.	225	17,471
Southwest Gas Holdings, Inc.	235	21,009
Spire, Inc.	215	17,170
UGI Corp.	782	28,246

		133,133

Ground Transportation 1.7%

Avis Budget Group, Inc.*	60	8,246
Knight-Swift Transportation Holdings, Inc.	595	41,370
Landstar System, Inc.	120	20,973
Ryder System, Inc.	140	35,899
Saia, Inc.*	97	33,720
XPO, Inc.*	425	85,412

		225,620

Health Care Equipment & Supplies 1.2%

DENTSPLY SIRONA, Inc.	755	10,094
Envista Holdings Corp.*	620	16,932
Globus Medical, Inc. (Class A Stock)*	420	33,092
Haemonetics Corp.*	175	14,970
Lantheus Holdings, Inc.*	230	22,917

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

LivaNova PLC*	205	$16,429
Penumbra, Inc.*	144	46,251

		160,685

Health Care Providers & Services 2.4%

BrightSpring Health Services, Inc.*	570	34,035
Chemed Corp.	49	26,080
Encompass Health Corp.	360	39,985
Ensign Group, Inc. (The)	210	37,413
HealthEquity, Inc.*	305	30,686
Hims & Hers Health, Inc.*(a)	790	21,938
Molina Healthcare, Inc.*	180	35,212
Option Care Health, Inc.*	600	13,818
Tenet Healthcare Corp.*	310	78,982

		318,149

Health Care REITs 1.3%

American Healthcare REIT, Inc.	695	38,642
CareTrust REIT, Inc.	850	35,649
Healthcare Realty Trust, Inc.	1,275	26,788
Omega Healthcare Investors, Inc.	1,085	54,933
Sabra Health Care REIT, Inc.	910	19,265

		175,277

Health Care Technology 0.1%

Doximity, Inc. (Class A Stock)*	505	10,560

Hotel & Resort REITs 0.1%

Park Hotels & Resorts, Inc.	755	11,370

Hotels, Restaurants & Leisure 2.4%

Aramark	950	54,121
Boyd Gaming Corp.	200	17,012
Cava Group, Inc.*	360	23,483
Choice Hotels International, Inc.	70	7,804
Churchill Downs, Inc.	240	20,232
Dutch Bros, Inc. (Class A Stock)*	460	30,282
Hilton Grand Vacations, Inc.*	225	10,382
Hyatt Hotels Corp. (Class A Stock)	145	25,239
Planet Fitness, Inc. (Class A Stock)*	290	16,214
Texas Roadhouse, Inc.	230	47,251
Travel + Leisure Co.	230	17,485
Vail Resorts, Inc.(a)	125	18,672
Wingstop, Inc.	91	11,784
Wyndham Hotels & Resorts, Inc.	275	20,586

		320,547

Household Durables 1.2%

KB Home	220	12,093
SharkNinja, Inc.*(a)	250	40,443
Somnigroup International, Inc.	770	50,304
Toll Brothers, Inc.	336	49,019
Whirlpool Corp.	240	9,000

		160,859

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.6%

Ormat Technologies, Inc.	220	$21,468
Talen Energy Corp.*	164	54,792

		76,260

Industrial REITs 1.0%

EastGroup Properties, Inc.	190	39,712
First Industrial Realty Trust, Inc.	480	31,603
Rexford Industrial Realty, Inc.	810	30,593
STAG Industrial, Inc.	695	26,591

		128,499

Insurance 3.6%

American Financial Group, Inc.	250	35,430
Brighthouse Financial, Inc.*	215	13,311
CNO Financial Group, Inc.	335	18,455
Fidelity National Financial, Inc.	915	47,205
First American Financial Corp.	370	27,746
Hanover Insurance Group, Inc. (The)	125	29,079
Kinsale Capital Group, Inc.	80	28,514
Old Republic International Corp.	810	35,000
Primerica, Inc.	113	36,155
Reinsurance Group of America, Inc.	233	55,186
RenaissanceRe Holdings Ltd. (Bermuda)	155	49,597
RLI Corp.	330	20,209
Ryan Specialty Holdings, Inc.	410	18,106
Selective Insurance Group, Inc.	215	20,380
Unum Group	530	45,638

		480,011

Interactive Media & Services 0.3%

Pinterest, Inc. (Class A Stock)*	1,775	42,618

IT Services 1.8%

DigitalOcean Holdings, Inc.*	290	34,075
Kyndryl Holdings, Inc.*	865	11,721
Okta, Inc.*	600	85,158
Twilio, Inc. (Class A Stock)*	545	107,555

		238,509

Leisure Products 0.5%

Brunswick Corp.	245	19,355
Mattel, Inc.*	1,070	16,146
Polaris, Inc.	200	13,416
YETI Holdings, Inc.*	270	13,214

		62,131

Life Sciences Tools & Services 2.1%

Avantor, Inc.*	2,470	34,037
Bio-Rad Laboratories, Inc. (Class A Stock)*	65	21,156
Bruker Corp.	400	25,136
Illumina, Inc.*	550	112,805
Medpace Holdings, Inc.*	81	46,746
Repligen Corp.*	190	26,792
Sotera Health Co.*	990	17,681

		284,353

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery 5.3%

AGCO Corp.	216	$ 22,067
Allison Transmission Holdings, Inc.	300	34,362
CNH Industrial NV	3,250	33,312
Crane Co.	175	37,355
Donaldson Co., Inc.	417	39,298
Esab Corp.	205	17,739
Flowserve Corp.	465	35,335
Graco, Inc.	610	48,422
ITT, Inc.	319	62,518
Lincoln Electric Holdings, Inc.	198	51,739
Middleby Corp. (The)*	145	19,369
Mueller Industries, Inc.	800	53,128
Oshkosh Corp.	220	31,330
RBC Bearings, Inc.*	116	63,952
SPX Technologies, Inc.*	180	39,532
Terex Corp.	410	25,764
Timken Co. (The)	230	31,637
Toro Co. (The)	350	32,155
Watts Water Technologies, Inc. (Class A Stock)	100	34,579

		713,593

Marine Transportation 0.2%

Kirby Corp.*	195	25,572

Media 0.6%

New York Times Co. (The) (Class A Stock)	580	43,436
Nexstar Media Group, Inc.	105	20,006
Sirius XM Holdings, Inc.	670	19,845

		83,287

Metals & Mining 2.5%

Alcoa Corp.	950	42,997
Cleveland-Cliffs, Inc.*	2,065	23,789
Coeur Mining, Inc.	3,745	55,838
Commercial Metals Co.	405	27,832
Hecla Mining Co.	2,465	34,806
MP Materials Corp.*(a)	490	20,271
Reliance, Inc.	184	74,722
Royal Gold, Inc.	291	57,720

		337,975

Mortgage Real Estate Investment Trusts (REITs) 0.6%

Annaly Capital Management, Inc.	2,655	60,321
Starwood Property Trust, Inc.	1,260	20,135

		80,456

Multi-Utilities 0.3%

Black Hills Corp.	285	20,295
Northwestern Energy Group, Inc.	230	15,810

		36,105

Office REITs 0.5%

COPT Defense Properties	425	16,133
Cousins Properties, Inc.	605	19,088

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Office REITs (cont’d.)

Kilroy Realty Corp.	380	$ 14,752
Vornado Realty Trust	580	22,846

		72,819

Oil, Gas & Consumable Fuels 3.5%

Antero Midstream Corp.	1,205	26,474
Antero Resources Corp.*	1,075	38,851
Chord Energy Corp.	205	28,778
CNX Resources Corp.*	510	18,258
DT Midstream, Inc.	365	50,370
HF Sinclair Corp.	555	50,766
Matador Resources Co.	420	20,954
Murphy Oil Corp.	505	20,069
Ovintiv, Inc.	1,000	62,460
PBF Energy, Inc. (Class A Stock)	315	22,768
Permian Resources Corp. (Class A Stock)	2,850	60,733
Range Resources Corp.	865	34,721
Viper Energy, Inc. (Class A Stock)	715	31,896

		467,098

Passenger Airlines 0.4%

Alaska Air Group, Inc.*	410	19,455
American Airlines Group, Inc.*	2,430	37,106

		56,561

Personal Care Products 0.1%

elf Beauty, Inc.*	225	18,650

Pharmaceuticals 0.8%

Elanco Animal Health, Inc.*	1,825	48,125
Jazz Pharmaceuticals PLC*	225	56,894

		105,019

Professional Services 2.2%

Booz Allen Hamilton Holding Corp.	440	30,677
CACI International, Inc. (Class A Stock)*	81	40,318
ExlService Holdings, Inc.*	560	19,001
Exponent, Inc.	170	11,364
FTI Consulting, Inc.*	105	16,735
Genpact Ltd.	570	20,047
KBR, Inc.	480	17,573
Maximus, Inc.	185	11,146
Parsons Corp.*	200	8,842
Paylocity Holding Corp.*	155	21,374
Science Applications International Corp.	150	17,569
TransUnion	705	55,427
UL Solutions, Inc. (Class A Stock)	280	25,659

		295,732

Real Estate Management & Development 0.4%

Jones Lang LaSalle, Inc.*	168	59,645

Residential REITs 0.7%

American Homes 4 Rent (Class A Stock)	1,165	38,934

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs (cont’d.)

Equity LifeStyle Properties, Inc.	710	$ 46,200
Independence Realty Trust, Inc.	845	14,052

		99,186

Retail REITs 0.9%

Agree Realty Corp.	440	34,232
Brixmor Property Group, Inc.	1,125	35,449
Kite Realty Group Trust	745	21,322
NNN REIT, Inc.	695	33,026

		124,029

Semiconductors & Semiconductor Equipment 4.0%

Allegro MicroSystems, Inc. (Japan)*	450	18,675
Amkor Technology, Inc.	415	20,696
Cirrus Logic, Inc.*	185	23,930
Entegris, Inc.	545	64,882
Lattice Semiconductor Corp.*	495	61,514
MACOM Technology Solutions Holdings, Inc.*	237	59,591
MKS, Inc.	247	73,470
Onto Innovation, Inc.*	182	47,062
Rambus, Inc.*	385	35,047
Semtech Corp.*	330	38,881
Silicon Laboratories, Inc.*	115	25,012
SiTime Corp.*	81	43,351
Synaptics, Inc.*	135	14,488
Universal Display Corp.	165	13,226

		539,825

Software 3.0%

Appfolio, Inc. (Class A Stock)*	80	14,415
Bentley Systems, Inc. (Class B Stock)	535	18,960
BILL Holdings, Inc.*	315	14,216
Commvault Systems, Inc.*	145	17,081
Docusign, Inc.*	715	39,204
Dolby Laboratories, Inc. (Class A Stock)	230	13,526
Dropbox, Inc. (Class A Stock)*	550	17,908
Dynatrace, Inc.*	1,070	47,422
Guidewire Software, Inc.*	301	45,734
InterDigital, Inc.	93	28,349
Manhattan Associates, Inc.*	214	40,951
Nutanix, Inc. (Class A Stock)*	955	56,355
Pegasystems, Inc.	345	10,540
Qualys, Inc.*	125	18,094
UiPath, Inc. (Class A Stock)*	1,540	19,650

		402,405

Specialized REITs 1.3%

CubeSmart	815	33,790
EPR Properties	270	16,759
Gaming & Leisure Properties, Inc.	1,020	45,686
Lamar Advertising Co. (Class A Stock)	316	50,547
Rayonier, Inc.	1,001	21,802

		168,584

Specialty Retail 3.2%

Abercrombie & Fitch Co. (Class A Stock)*	155	15,429

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

AutoNation, Inc.*	85	$18,054
Bath & Body Works, Inc.	730	14,688
Burlington Stores, Inc.*	228	84,013
Chewy, Inc. (Class A Stock)*	900	20,340
Dick’s Sporting Goods, Inc.	240	47,018
Five Below, Inc.*	200	43,426
Floor & Decor Holdings, Inc. (Class A Stock)*	385	22,165
GameStop Corp. (Class A Stock)*	1,510	32,797
Gap, Inc. (The)	820	16,474
Lithia Motors, Inc.	84	32,375
Murphy USA, Inc.	61	37,073
Penske Automotive Group, Inc.	65	14,125
RH*	50	8,276
Valvoline, Inc.*	480	18,437

		424,690

Technology Hardware, Storage & Peripherals 0.7%

Everpure, Inc. (Class A Stock)*	1,150	88,746

Textiles, Apparel & Luxury Goods 0.5%

Capri Holdings Ltd.*	450	7,168
Columbia Sportswear Co.	95	5,641
Crocs, Inc.*	180	23,042
PVH Corp.	165	14,299
VF Corp.	1,190	17,041

		67,191

Trading Companies & Distributors 1.6%

Applied Industrial Technologies, Inc.	133	45,913
Core & Main, Inc. (Class A Stock)*	690	30,339
GATX Corp.	125	22,359
MSC Industrial Direct Co., Inc. (Class A Stock)	165	20,361
Watsco, Inc.	128	39,590
WESCO International, Inc.	175	60,111

		218,673

Water Utilities 0.3%

Essential Utilities, Inc.	1,040	41,444

TOTAL COMMON STOCKS (cost $9,454,171)		12,896,299

UNAFFILIATED EXCHANGE-TRADED FUND 3.3%
iShares Core S&P Mid-Cap ETF (cost $393,335)	5,800	436,566

TOTAL LONG-TERM INVESTMENTS (cost $9,847,506)		13,332,865

SHORT-TERM INVESTMENTS 1.1%

AFFILIATED MUTUAL FUNDS

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)	36,590	36,590

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)

PGIM Institutional Money Market Fund (7-day effective yield 3.854%)
(cost $116,942; includes $116,491 of cash collateral for securities on loan)(b)(wb)	117,036	$116,942

TOTAL SHORT-TERM INVESTMENTS
(cost $153,532)		153,532

TOTAL INVESTMENTS 100.4%
(cost $10,001,038)		13,486,397
Liabilities in excess of other assets (0.4)%		(58,059)

NET ASSETS 100.0%		$13,428,338

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $114,011; cash collateral of $116,491 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$554,435	$—	$—
Air Freight & Logistics	20,816	—	—
Automobile Components	129,221	—	—
Automobiles	24,442	—	—
Banks	798,966	—	—
Beverages	59,856	—	—
Biotechnology	434,832	—	—
Broadline Retail	40,974	—	—
Building Products	252,438	—	—
Capital Markets	304,627	—	—
Chemicals	205,180	—	—
Commercial Services & Supplies	204,607	—	—
Communications Equipment	31,777	—	—
Construction & Engineering	342,985	—	—
Construction Materials	37,660	—	—
Consumer Finance	89,155	—	—
Consumer Staples Distribution & Retail	262,304	—	—
Containers & Packaging	129,280	—	—
Diversified Consumer Services	113,895	—	—
Diversified REITs	59,248	—	—
Electric Utilities	105,776	—	—
Electrical Equipment	288,850	—	—
Electronic Equipment, Instruments & Components	459,824	—	—
Energy Equipment & Services	170,631	—	—
Entertainment	82,563	—	—
Financial Services	252,819	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Food Products	$83,272	$—	$—
Gas Utilities	133,133	—	—
Ground Transportation	225,620	—	—
Health Care Equipment & Supplies	160,685	—	—
Health Care Providers & Services	318,149	—	—
Health Care REITs	175,277	—	—
Health Care Technology	10,560	—	—
Hotel & Resort REITs	11,370	—	—
Hotels, Restaurants & Leisure	320,547	—	—
Household Durables	160,859	—	—
Independent Power & Renewable Electricity Producers	76,260	—	—
Industrial REITs	128,499	—	—
Insurance	480,011	—	—
Interactive Media & Services	42,618	—	—
IT Services	238,509	—	—
Leisure Products	62,131	—	—
Life Sciences Tools & Services	284,353	—	—
Machinery	713,593	—	—
Marine Transportation	25,572	—	—
Media	83,287	—	—
Metals & Mining	337,975	—	—
Mortgage Real Estate Investment Trusts (REITs)	80,456	—	—
Multi-Utilities	36,105	—	—
Office REITs	72,819	—	—
Oil, Gas & Consumable Fuels	467,098	—	—
Passenger Airlines	56,561	—	—
Personal Care Products	18,650	—	—
Pharmaceuticals	105,019	—	—
Professional Services	295,732	—	—
Real Estate Management & Development	59,645	—	—
Residential REITs	99,186	—	—
Retail REITs	124,029	—	—
Semiconductors & Semiconductor Equipment	539,825	—	—
Software	402,405	—	—
Specialized REITs	168,584	—	—
Specialty Retail	424,690	—	—
Technology Hardware, Storage & Peripherals	88,746	—	—
Textiles, Apparel & Luxury Goods	67,191	—	—
Trading Companies & Distributors	218,673	—	—
Water Utilities	41,444	—	—
Unaffiliated Exchange-Traded Fund	436,566	—	—
Short-Term Investments
Affiliated Mutual Funds	153,532	—	—

Total	$13,486,397	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2026 were as follows:

Banks	5.9%
Machinery	5.3
Aerospace & Defense	4.1
Semiconductors & Semiconductor Equipment	4.0
Insurance	3.6
Oil, Gas & Consumable Fuels	3.5
Electronic Equipment, Instruments & Components	3.4
Unaffiliated Exchange-Traded Fund	3.3
Biotechnology	3.2
Specialty Retail	3.2

Software	3.0%
Construction & Engineering	2.6
Metals & Mining	2.5
Hotels, Restaurants & Leisure	2.4
Health Care Providers & Services	2.4
Capital Markets	2.3
Professional Services	2.2
Electrical Equipment	2.1
Life Sciences Tools & Services	2.1
Consumer Staples Distribution & Retail	1.9

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2026

Industry Classification (continued):

Financial Services	1.9%
Building Products	1.9
IT Services	1.8
Ground Transportation	1.7
Trading Companies & Distributors	1.6
Chemicals	1.5
Commercial Services & Supplies	1.5
Health Care REITs	1.3
Energy Equipment & Services	1.3
Specialized REITs	1.3
Household Durables	1.2
Health Care Equipment & Supplies	1.2
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	1.1
Gas Utilities	1.0
Containers & Packaging	1.0
Automobile Components	1.0
Industrial REITs	1.0
Retail REITs	0.9
Diversified Consumer Services	0.8
Electric Utilities	0.8
Pharmaceuticals	0.8
Residential REITs	0.7
Consumer Finance	0.7
Technology Hardware, Storage & Peripherals	0.7
Media	0.6
Food Products	0.6

Entertainment	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6
Independent Power & Renewable Electricity Producers	0.6
Office REITs	0.5
Textiles, Apparel & Luxury Goods	0.5
Leisure Products	0.5
Beverages	0.4
Real Estate Management & Development	0.4
Diversified REITs	0.4
Passenger Airlines	0.4
Interactive Media & Services	0.3
Water Utilities	0.3
Broadline Retail	0.3
Construction Materials	0.3
Multi-Utilities	0.3
Communications Equipment	0.2
Marine Transportation	0.2
Automobiles	0.2
Air Freight & Logistics	0.2
Personal Care Products	0.1
Hotel & Resort REITs	0.1
Health Care Technology	0.1

100.4
Liabilities in excess of other assets	(0.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$114,011	$(114,011)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Assets & Liabilities

as of July 31, 2026

Assets
Investments at value, including securities on loan of $114,011:
Unaffiliated investments (cost $9,847,506)	$13,332,865
Affiliated investments (cost $153,532)	153,532
Receivable for Fund shares sold	99,044
Due from Manager	17,561
Dividends receivable	2,594
Prepaid expenses	175

Total Assets	13,605,771

Liabilities
Payable to broker for collateral for securities on loan	116,491
Audit fee payable	27,780
Custodian and accounting fees payable	14,170
Shareholders’ reports fee payable	7,768
Professional fees payable	5,019
Accrued expenses and other liabilities	4,981
Trustees’ fees payable	800
Payable for Fund shares purchased	386
Affiliated transfer agent fee payable	38

Total Liabilities	177,433

Net Assets	$13,428,338

Net assets were comprised of:
Paid-in capital	$8,963,800
Total distributable earnings (loss)	4,464,538

Net assets, July 31, 2026	$13,428,338

Class R6

Net asset value, offering price and redemption price per share, ($13,428,338 ÷ 1,192,909 shares of beneficial interest issued and outstanding)	$11.26

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Operations

Year Ended July 31, 2026

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $240 foreign withholding tax)	$186,167
Affiliated dividend income	1,027
Income from securities lending, net (including affiliated income of $695)	713

Total income	187,907

Expenses
Management fee	34,871
Custodian and accounting fees	43,727
Professional fees	36,265
Audit fee	27,780
Shareholders’ reports	18,910
Trustees’ fees	9,720
Commitment fees	9,257
Fund data services	8,617
Registration fees	1,162
Transfer agent’s fees and expenses (including affiliated expense of $467)	745
Miscellaneous	7,205

Total expenses	198,259
Less: Fee waiver and/or expense reimbursement	(170,820)

Net expenses	27,439

Net investment income (loss)	160,468

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(66))	1,210,066
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(6))	1,271,729

Net gain (loss) on investment transactions	2,481,795

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,642,263

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$160,468	$156,288
Net realized gain (loss) on investment transactions	1,210,066	209,399
Net change in unrealized appreciation (depreciation) on investments	1,271,729	137,122

Net increase (decrease) in net assets resulting from operations	2,642,263	502,809

Dividends and Distributions
Distributions from distributable earnings
Class R6	(475,231)	(1,876,270)

Fund share transactions
Net proceeds from shares sold (444,110 and 599,230 shares, respectively)	4,550,923	5,702,813
Net asset value of shares issued in reinvestment of dividends and distributions (47,810 and 185,037 shares, respectively)	475,231	1,876,270
Cost of shares purchased (641,581 and 465,133 shares, respectively)	(6,721,461)	(4,679,992)

Net increase (decrease) in net assets from Fund share transactions	(1,695,307)	2,899,091

Total increase (decrease)	471,725	1,525,630

Net Assets:
Beginning of year	12,956,613	11,430,983

End of year	$13,428,338	$12,956,613

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2026		2025		2024		2023		2022
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.65		$11.17		$10.30		$10.75		$14.27
Income (loss) from investment operations:
Net investment income (loss)	0.12		0.13		0.11		0.08		0.10
Net realized and unrealized gain (loss) on investment transactions	1.84		0.27		1.47		1.02		(0.47)
Total from investment operations	1.96		0.40		1.58		1.10		(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.14)		(0.12)		-		(0.13)
Distributions from net realized gains	(0.22)		(1.78)		(0.59)		(1.55)		(3.02)
Total dividends and distributions	(0.35)		(1.92)		(0.71)		(1.55)		(3.15)
Net asset value, end of year	$11.26		$9.65		$11.17		$10.30		$10.75
Total Return(b):	20.77%		2.74%		16.66%		11.78%		(3.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,428		$12,957		$11,431		$13,138		$14,741
Average net assets (000)	$13,948		$12,142		$11,590		$13,192		$18,954
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.20	%(d)	0.20	%(d)	0.47	%(d)	0.82	%(d)	0.81%
Expenses before waivers and/or expense reimbursement	1.42%		1.50%		1.84%		1.55%		1.21%
Net investment income (loss)	1.15%		1.29%		1.07%		0.79%		0.80%
Portfolio turnover rate(e)	42%		42%		169%		124%		123%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01%, 0.01%, 0.05% and 0.02% which are being excluded from the Fund’s contractual waiver, if applicable, for the years ended July 31, 2026, 2025, 2024 and 2023, respectively.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements/Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the following series of the RIC: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Mid-Cap Index Fund, each of which are diversified funds for the purposes of the 1940 Act, and PGIM Quant Solutions Commodity Strategies Fund (the “Commodity Strategies Fund”), which is a non-diversified fund for purposes of the 1940 Act (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (CFTC) rules.

As of July 31, 2026, the Cayman Subsidiary had net assets of $3,655,131, representing 15.91% of the Commodity Strategies Fund’s net assets.

The Funds have the following investment objectives:

Fund	Investment Objective

PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.

PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.

PGIM TIPS Fund	Seek to provide inflation protection and income by investing primarily in inflation protected debt securities.

PGIM Quant Solutions Commodity Strategies Fund	Seek to generate returns over time in excess of the Bloomberg Commodity Index.

PGIM Quant Solutions Mid-Cap Index Fund	Seek to provide investment results that approximate the performance of the S&P MidCap 400 Index.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S.

Notes to Financial Statements/Consolidated Financial Statements

generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments.

Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease,

Notes to Financial Statements/Consolidated Financial Statements

embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Inflation Swaps: Certain Funds entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Funds to interest rate risk.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of each Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Funds securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively “REITs”): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Notes to Financial Statements/Consolidated Financial Statements

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of each Fund, has entered into management agreements with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services. The Manager has entered into subadvisory agreements with the subadvisers listed below (each a “subadviser” and collectively the“subadvisers”). The Manager pays for the services of the subadvisers.

Fund	Subadviser(s)

PGIM Jennison Small-Cap Core Equity Fund	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Core Conservative Bond Fund

PGIM Credit (an investment group of PGIM, Inc.) In 2025, PGIM Fixed Income and PGIM Private Credit (formerly known as PGIM Private Capital) were combined to form PGIM Credit; PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.)

PGIM TIPS Fund	PGIM Credit

PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quantitative Solutions

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2026, the contractual and effective management fee rates were as follows:

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

PGIM Jennison Small-Cap Core Equity Fund	0.75% of average daily net assets	0.75%	—#%

PGIM Core Conservative Bond Fund	0.19% of average daily net assets	0.19	—#

PGIM TIPS Fund	0.23% of average daily net assets	0.23	0.04

PGIM Quant Solutions Commodity Strategies Fund	0.40% of average daily net assets	0.47*	0.40

PGIM Quant Solutions Mid-Cap Index Fund	0.25% of average daily net assets	0.25	—#

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.

*

The consolidated management fee rate includes the Cayman Subsidiary. The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The Manager has contractually agreed to waive any management fees it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

The Manager has contractually agreed, through November 30, 2027, to limit total annual operating expenses after fee waivers and/or expense reimbursements. With respect to PGIM Quant Solutions Mid-Cap Index Fund, this waiver has no express termination date and may not be terminated by the Manager without prior approval of the Fund’s Board of Trustees. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. The expense limitations attributable to each fund are as follows:

Fund	Fee Waivers and/or Expense Limitations

PGIM Jennison Small-Cap Core Equity Fund	contractually limit expenses to 0.95%

PGIM Core Conservative Bond Fund	contractually limit expenses to 0.19%

PGIM TIPS Fund	contractually limit expenses to 0.30%

PGIM Quant Solutions Commodity Strategies Fund	contractually limit expenses to 0.70%*

PGIM Quant Solutions Mid-Cap Index Fund	contractually limit expenses to 0.19%

*

The Manager has contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

The RIC, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Z and Class R6 shares of each Fund, as applicable. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares, as applicable, of the Funds.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as each Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Notes to Financial Statements/Consolidated Financial Statements

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2026, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2026, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

PGIM Jennison Small-Cap Core Equity Fund	$8,940,856	$11,481,608

PGIM Core Conservative Bond Fund	22,725,392	24,748,701

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	—	—

PGIM Quant Solutions Mid-Cap Index Fund	5,881,656	8,187,525

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2026, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)
$315,898	$ 6,503,743	$ 6,317,231	$—	$ —	$ 502,410	502,410	$11,566		$—

PGIM Institutional Money Market Fund (7-day effective yield 3.854%)(b)(wb)
226,448	5,499,436	4,932,178	(11)	(45)	793,650	794,286	1,614	(1)	—
$542,346	$12,003,179	$11,249,409	$(11)	$(45)	$1,296,060		$13,180		$—

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)
$1,348,217	$24,375,100	$23,855,970	$—	$—	$1,867,347	1,867,347	$37,562		$—

PGIM Institutional Money Market Fund (7-day effective yield 3.854%)(b)(wb)
54,458	6,363,102	5,663,502	2	(178)	753,882	754,486	563	(1)	—
$1,402,675	$30,738,202	$29,519,472	$ 2	$(178)	$2,621,229		$38,125		$—

PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)
$611,399	$23,899,431	$23,883,612	$—	$—	$627,218	627,218	$21,234	$—

PGIM TIPS Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

PGIM Institutional Money Market Fund (7-day effective yield 3.854%)(b)(wb)
$ —	$ 550,780	$ 550,780	$—	$—	$ —	—	$ 9	(1)	$—
$611,399	$24,450,211	$24,434,392	$—	$—	$627,218		$21,243		$—

PGIM Quant Solutions Commodity Strategies Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(bb)(wb)
$6,512,894	$86,394,016	$88,945,451	$—	$—	$3,961,459	3,961,459	$213,940	$—

PGIM Quant Solutions Mid-Cap Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 3.777%)(wb)
$10,893	$ 3,814,945	$ 3,789,248	$ —	$ —	$ 36,590	36,590	$1,027		$—

PGIM Institutional Money Market Fund (7-day effective yield 3.854%)(b)(wb)
64,514	6,467,432	6,414,932	(6)	(66)	116,942	117,036	695	(1)	—
$75,407	$10,282,377	$10,204,180	$ (6)	$(66)	$153,532		$1,722		$—

(1)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2026, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$ 34,659	$332,806	$—	$ 367,465

PGIM Core Conservative Bond Fund	2,310,254	—	—	2,310,254

PGIM TIPS Fund	3,253,995	—	—	3,253,995

PGIM Quant Solutions Commodity Strategies Fund	2,730,555	—	—	2,730,555

PGIM Quant Solutions Mid-Cap Index Fund	343,519	131,712	—	475,231

For the year ended July 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$ 24,093	$793,814	$—	$ 817,907

PGIM Core Conservative Bond Fund	2,175,434	—	—	2,175,434

PGIM TIPS Fund	2,646,222	—	—	2,646,222

PGIM Quant Solutions Commodity Strategies Fund	1,758,836	—	—	1,758,836

PGIM Quant Solutions Mid-Cap Index Fund	1,041,742	834,528	—	1,876,270

Notes to Financial Statements/Consolidated Financial Statements

For the year ended July 31, 2026, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$ 481,985	$1,365,432
PGIM Core Conservative Bond Fund	1,741	—
PGIM TIPS Fund	11,195	—
PGIM Quant Solutions Commodity Strategies Fund	11,303,941	—
PGIM Quant Solutions Mid-Cap Index Fund	263,528	884,107

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of July 31, 2026 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Jennison Small-Cap Core Equity Fund	$9,530,768	$ 3,481,016	$ (453,904)	$ 3,027,112

PGIM Core Conservative Bond Fund	56,954,648	58,042	(3,389,300)	(3,331,258)

PGIM TIPS Fund	51,481,810	1,648	(5,404,358)	(5,402,710)

PGIM Quant Solutions Commodity Strategies Fund	44,614,702	2,114	(21,600,736)	(21,598,622)

PGIM Quant Solutions Mid-Cap Index Fund	10,169,494	4,089,975	(773,072)	3,316,903

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2026 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Jennison Small-Cap Core Equity Fund	$—	$ —
PGIM Core Conservative Bond Fund	6,007,000	—
PGIM TIPS Fund	13,156,000	—
PGIM Quant Solutions Commodity Strategies Fund	458,000	7,000
PGIM Quant Solutions Mid-Cap Index Fund	—	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2026 are subject to such review.

7.	Capital and Ownership

Each Fund offers Class R6 shares and the Commodity Strategies Fund also offers Class Z shares. Class Z shares and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of July 31, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of each Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	612,556	88.1%
PGIM Core Conservative Bond Fund–Class R6	6,087,980	99.5
PGIM TIPS Fund–Class R6	5,682,855	99.5
PGIM Quant Solutions Commodity Strategies Fund–Class Z	1,924	3.7
PGIM Quant Solutions Commodity Strategies Fund–Class R6	2,220,184	87.4
PGIM Quant Solutions Mid-Cap Index Fund–Class R6	1,192,906	99.9

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Jennison Small-Cap Core Equity Fund	8	83.9%
PGIM Core Conservative Bond Fund	5	85.6
PGIM TIPS Fund	6	89.1
PGIM Quant Solutions Commodity Strategies Fund	7	76.9
PGIM Quant Solutions Mid-Cap Index Fund	8	87.4
Unaffiliated:
PGIM Jennison Small-Cap Core Equity Fund	1	10.9
PGIM Core Conservative Bond Fund	—	—
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	1	7.5
PGIM Quant Solutions Mid-Cap Index Fund	—	—

Transactions in shares of beneficial interest were as follows:

PGIM Quant Solutions Commodity Strategies Fund:

Share Class	Shares	Amount

Class Z

Year ended July 31, 2026:

Shares sold	111,584	$912,898

Shares issued in reinvestment of dividends and distributions	2,509	17,315

Shares purchased	(1,912,265)	(13,539,099)

Net increase (decrease) in shares outstanding before conversion	(1,798,172)	(12,608,886)

Shares issued upon conversion from other share class(es)	16	119

Shares purchased upon conversion into other share class(es)	(383)	(2,901)

Net increase (decrease) in shares outstanding	(1,798,539)	$(12,611,668)

Year ended July 31, 2025:

Shares sold	1,932,851	$13,230,243

Shares issued in reinvestment of dividends and distributions	865	5,699

Shares purchased	(114,203)	(794,388)

Net increase (decrease) in shares outstanding before conversion	1,819,513	12,441,554

Shares issued upon conversion from other share class(es)	119	820

Net increase (decrease) in shares outstanding	1,819,632	$12,442,374

Class R6

Year ended July 31, 2026:

Shares sold	1,518,441	$12,079,229

Shares issued in reinvestment of dividends and distributions	394,363	2,713,220

Shares purchased	(4,141,108)	(33,393,764)

Net increase (decrease) in shares outstanding before conversion	(2,228,304)	(18,601,315)

Shares issued upon conversion from other share class(es)	384	2,901

Shares purchased upon conversion into other share class(es)	(16)	(119)

Net increase (decrease) in shares outstanding	(2,227,936)	$(18,598,533)

Year ended July 31, 2025:

Shares sold	1,936,100	$13,188,911

Notes to Financial Statements/Consolidated Financial Statements

PGIM Quant Solutions Commodity Strategies Fund (cont’d.):

Share Class	Shares	Amount

Shares issued in reinvestment of dividends and distributions	207,628	$1,366,193

Shares purchased	(4,156,055)	(28,561,431)

Net increase (decrease) in shares outstanding before conversion	(2,012,327)	(14,006,327)

Shares purchased upon conversion into other share class(es)	(120)	(820)

Net increase (decrease) in shares outstanding	(2,012,447)	$(14,007,147)

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/26/2025 -9/24/2026	9/27/2024 -9/25/2025

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds indicated below utilized the SCA during the year ended July 31, 2026. The average balance outstanding is for the number of days the Funds utilized the SCA.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2026
PGIM Jennison Small-Cap Core Equity Fund	$830,000	4.74%	4	$833,000	$—
PGIM TIPS Fund	836,375	4.74	8	2,280,000	—
PGIM Quant Solutions Mid-Cap Index Fund	317,727	4.82	22	1,242,000	—

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Adjustable and Floating Rate Securities	—	—	X	—	—

Blend Style	X	—	—	—	—

Cayman Subsidiary	—	—	—	X	—

Commodity	—	—	—	X	—

Commodity-Linked Notes	—	—	—	X	—

Commodity Pooled Investment Vehicles	—	—	—	X	—

Commodity Regulatory	—	—	—	X	—

Concentration	—	—	—	X	—

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Credit /Counterparty	—	X	X	X	—

Debt Obligations	—	X	X	X	—

Deflation	—	—	—	X	—

Derivatives	—	X	—	X	—

Economic and Market Events	X	X	X	X	X

Equity and Equity-Related Securities	X	—	—	—	X

Exchange-Traded Funds	—	—	—	—	X

Foreign Securities	—	X	X	—	—

Fund of Funds	X	X	X	X	X

Futures and Forward Contracts	—	—	—	X	—

Hedging	—	—	—	X	—

Increase in Expenses	X	X	X	X	X

Index Investment Approach	—	—	—	—	X

Initial Public Offerings	X	—	—	—	—

Interest Rate	—	X	X	X	—

Large Shareholder and Large Scale Redemption	X	X	X	X	X

Liquidity	—	—	—	X	—

Management	X	—	—	X	—

Market Disruption and Geopolitical	X	X	X	X	X

Market	X	X	X	X	X

Medium Capitalization (Mid-Cap) Company	—	—	—	—	X

Mortgage-Backed and Asset-Backed Securities	—	X	—	—	—

Portfolio Turnover	—	X	—	—	—

Sector Exposure	X	—	—	—	X

Small Company	X	—	—	—	—

Tax	—	—	—	X	—

TIPS	—	—	X	—	—

Tracking Error	—	—	—	—	X

Trading on Foreign Exchanges	—	—	—	X	—

U.S. Government and Agency Securities	—	X	X	X	—

U.S. Treasury Strips	—	—	X	X	—

Zero Coupon Bond	—	X	—	—	—

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability to satisfy shareholder redemption requests.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing as the Fund’s portfolio managers may invest in equity and equity related securities from traditionally growth and value areas, as well as stocks exhibiting characteristics of both. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other similar funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Notes to Financial Statements/Consolidated Financial Statements

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Pooled Investment Vehicles Risk: The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: The Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: The Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: Since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, will depend on the ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Appropriate derivatives may not be available in all circumstances for risk management or other purposes for which the Fund seeks to use them. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

Notes to Financial Statements/Consolidated Financial Statements

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Hedging Risk: The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadvisers’ judgements about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Notes to Financial Statements/Consolidated Financial Statements

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The Fund may engage in active and frequent trading leading to an increased portfolio turnover rate. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Sector Exposure Risk: Issuers may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a Registered Investment Company under the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” The Fund anticipates treating the income generated from investments in the Cayman Subsidiary as “qualifying income.” However, the tax treatment of income from commodity-related investments and the Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, U.S. Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (the Code). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

The Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: The Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on U.S. futures exchanges is subject to regulation by the SEC and the CFTC and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges, and such regulations may be less vigorously enforced than regulations in the U.S. positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

U.S. Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. U.S. Treasury strips generally lose value when interest rates rise.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

10. Recent Accounting Pronouncement and Regulatory Developments

In September 2026, the FASB issued Accounting Standards Update (ASU) 2026-03, Fair Value Measurement (Topic 820): Investment Companies with Equity Securities Subject to Contractual Sale Restrictions. The ASU requires investment companies to incorporate contractual sale restrictions into the fair value measurement of affected equity securities and disclose the amount of any related valuation discount. The guidance is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. Management is currently evaluating the impact of adopting this guidance on its financial statements.

11. Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of July 31, 2026.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund and PGIM Quant Solutions Mid-Cap Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of July 31, 2026, the results of each of their operations and the changes in each of their net assets, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PGIM Jennison Small-Cap Core Equity Fund (1)
PGIM Core Conservative Bond Fund (1)
PGIM TIPS Fund (1)
PGIM Quant Solutions Commodity Strategies Fund (2)
PGIM Quant Solutions Mid-Cap Index Fund (1)

(1) Statement of operations for the year ended July 31, 2026 and statement of changes in net assets for the years ended July 31, 2026 and 2025

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of July 31, 2026, consolidated statement of operations for the year ended July 31, 2026 and consolidated statement of changes in net assets for the years ended July 31, 2026 and 2025

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 24, 2026

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

- None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, and PGIM Quant Solutions Mid-Cap Index Fund (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Credit investment group, and PGIM Limited (collectively “PGIM Credit”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Credit, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, Jennison and PGIM Credit as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

[1]	Each of the Funds is a series of Prudential Investment Portfolios 2.

Prudential Investment Portfolios 2

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Credit. The Board noted that PGIM Quantitative Solutions, Jennison and PGIM Credit are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of the Funds’ liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, Jennison, and PGIM Credit, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions, Jennison, and PGIM Credit and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions, Jennison and PGIM Credit portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, Jennison’s and PGIM Credit’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, PGIM Quantitative Solutions and PGIM Credit. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Credit.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, Jennison, and PGIM Credit and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Credit under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2025 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Visit our website at pgim.com/investments

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Credit

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison, PGIM Credit and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Credit were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2025.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2025. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.
●	The Board noted that performance improved in the fourth quarter of 2025, with the Fund outperforming both its benchmark index and ranking in the first quartile of its peer group.
●

With respect to performance, the Board also noted that over the last ten years the Fund has been competitive, outperforming its benchmark index on a gross basis over the one- and/or three- year periods 80% of the time.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2026.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Investment Portfolios 2

Approval of Advisory Agreements (continued)

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.
●

The Board considered PGIM Investments’ assertions that, relative to its peer universe, which has the flexibility to invest in emerging markets and below-investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer-relative results, and therefore, the Fund’s benchmark index is a better measure for evaluating Fund performance.

●

In this regard, the Board noted that the Fund has been competitive over the long term, outperforming its benchmark index on a gross basis, over the one- and/or three-year periods 87% of the time since inception.

●	The Board also considered that the Fund outperformed its benchmark index and ranked in the first quartile of its peer group for the first quarter of 2026.
●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares through November 30, 2026.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.
●	The Board considered PGIM Investments’ assertions that the Fund’s benchmark index is a better measure for evaluating Fund performance in light of the Fund’s lower risk profile relative to its peers.
●

In this regard, the Board noted that, against the benchmark, the Fund has been competitive since inception, outperforming on a gross basis over the one- and/or three-year periods 83% of the time as of December 31, 2025, as well as in six of the last nine calendar years (since the Fund’s inception).

●	The Board also considered that the Fund outperformed its benchmark index and ranked in the second quartile of its peer group in the first quarter of 2026, on a net basis.
●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.30% for Class R6 shares through November 30, 2026.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

Visit our website at pgim.com/investments

●

The Board considered PGIM Investments’ assertions that the Fund’s benchmark index is a better measure for evaluating Fund performance in light of the Fund’s tighter tracking error relative to its peers. In this regard, the Board noted that the Fund has been competitive since inception, outperforming its benchmark index on a gross basis over the one- and/or three-year periods 91% of the time as of December 31, 2025.

●

The Board also considered that the Fund outperformed its benchmark index for the year-to-date, one- and five-year periods and ranked in the second quartile of its peer group for all trailing periods ended March 31, 2026.

●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.70% for Class Z shares through November 30, 2026.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Mid-Cap Index Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, and underperformed its benchmark index over the one-year period.
●

The Board considered PGIM Investments’ assertion that, as an index fund, the Fund’s performance is consistent with its objective and it exhibits a similar composition and high correlation to its benchmark index, minus expenses.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Prudential Investment Portfolios 2

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French Secretary

Date:	September 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 24, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2026